Exhibit 99.2

Supplemental **Disclosure**

Quarter ended June 30, 2025

BRIXMOR Property Group | BRX LISTED NYSE

>	SUPPLEMENTAL DISCLOSURE

Three Months Ended June 30, 2025

TABLE OF CONTENTS

Page
Glossary of Terms	1
Results Overview & Guidance	3
Financial Summary
Consolidated Balance Sheets	5
Consolidated Statements of Operations	6
EBITDA & Reconciliation of Debt Obligations, Net to Net Principal Debt	7
Funds From Operations (FFO)	8
Supplemental Balance Sheet Detail	9
NOI & Supplemental Statement of Operations Detail	10
Same Property NOI Analysis	11
Capital Expenditures	12
Capitalization, Liquidity & Debt Ratios	13
Debt Obligations	14
Covenant Disclosure	15
Investment Summary
Acquisitions	17
Dispositions	18
Anchor Space Repositioning Summary	19
Outparcel Development Summary	20
Redevelopment Summary	21
Future Redevelopment Opportunities	23
Portfolio Summary
Portfolio Overview	26
Portfolio Composition	27
Top Forty Retailers Ranked by ABR	28
New & Renewal Lease Summary	29
New Lease Net Effective Rent & Leases Signed But Not Yet Commenced	30
Lease Expiration Schedule	31
Major CBSA Detail	32
Properties by State	35
Property List	36

Note: Financial and operational information is unaudited.

For additional information, please visit https://www.brixmor.com; follow Brixmor on LinkedIn at https://www.linkedin.com/company/brixmor, Facebook at https://www.facebook.com/Brixmor, Instagram at https://www.instagram.com/brixmorpropertygroup, and YouTube at https://www.youtube.com/user/Brixmor.

This Supplemental Disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, statements related to the Company’s expectations regarding the performance of its business, its financial results, its liquidity and capital resources and other non-historical statements. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties, including those described under the sections entitled “Forward-Looking Statements” and “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, as such factors may be updated from time to time in the Company's periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in the Company’s other periodic filings with the SEC. The forward looking statements speak only as of the date of this release, and the Company expressly disclaims any obligation or undertaking to publicly update or review any forward-looking statement, whether as a result of new information, future developments, or otherwise, except to the extent otherwise required by law.

Supplemental Disclosure - Three Months Ended June 30, 2025

GLOSSARY OF TERMS	↩ Table of Contents

Term	Definition

Anchor Spaces	Spaces equal to or greater than 10,000 square feet ("SF") of GLA.

Anchor Space Repositioning	Anchor leasing that is primarily focused on reconfiguring or significantly remerchandising existing space with minimal work required outside of normal tenant improvement and landlord costs.

Annualized Base Rent ("ABR")	Contractual monthly base rent as of a specified date, under leases that have been signed or commenced as of the specified date, multiplied by 12. Annualized base rent differs from how rent is calculated in accordance with GAAP for purposes of financial statements. See Straight-line Rent definition for additional information. For purposes of calculating ABR, all signed or commenced leases with an initial term of one year or greater are included and all signed leases on space that will be vacated by existing tenants in the near term are excluded.

ABR PSF	ABR divided by leased GLA, excluding the GLA of lessee-owned leasehold improvements.

Billed GLA	Aggregate GLA of all commenced leases with an initial term of one year or greater, as of a specified date.

Core-Based Statistical Areas ("CBSA")	Defined by the United States Census Bureau as the collection of both Metropolitan and Micropolitan Statistical Areas. Metropolitan Statistical Areas are defined as a region associated with at least one urbanized area that has a population of at least 50,000 and comprises the central county or counties containing the core, plus adjacent outlying counties having a high degree of social and economic integration with the central county or counties as measured through commuting. Micropolitan Statistical Areas are defined as a region with at least one urbanized area that has a population of at least 10,000 but less than 50,000, plus adjacent territories that have a high degree of social and economic integration with the central county or counties as measured through commuting.
References to CBSA rank are based on population estimates from Synergos Technologies, Inc.

EBITDA, EBITDAre, Adjusted EBITDA, Cash Adjusted EBITDA, Net Principal Debt to Adjusted EBITDA, current quarter annualized, & Net Principal Debt to Adjusted EBITDA, trailing twelve months
Supplemental, non-GAAP performance measures. Please see below for more information on the limitations of non-GAAP performance measures.
A reconciliation of net income (calculated in accordance with GAAP) before non-controlling interests to each of these measures is provided on page 7.
EBITDA is calculated as the sum of net income (calculated in accordance with GAAP) before non-controlling interests excluding (i) interest expense, (ii) federal and state taxes, and (iii) depreciation and amortization. EBITDAre, which is computed in accordance with Nareit's definition, represents EBITDA excluding (i) gains and losses from the sale of certain real estate assets, (ii) gains and losses from change in control, (iii) impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. Adjusted EBITDA represents EBITDAre excluding (i) gain (loss) on extinguishment of debt, net and (ii) other items that the Company believes are not indicative of the Company's operating performance. Cash Adjusted EBITDA represents Adjusted EBITDA excluding (i) straight-line rental income, net, (ii) accretion of below-market leases, net of amortization of above-market leases and tenant inducements and (iii) straight-line ground rent expense, net. Net Principal Debt to Adjusted EBITDA, current quarter annualized and Net Principal Debt to Adjusted EBITDA, trailing twelve months are calculated as Net Principal Debt divided by quarterly annualized Adjusted EBITDA or trailing twelve month Adjusted EBITDA, respectively. EBITDA, EBITDAre, Adjusted EBITDA, Cash Adjusted EBITDA, Net Principal Debt to Adjusted EBITDA, current quarter annualized, and Net Principal Debt to Adjusted EBITDA, trailing twelve months are calculated after adjustments for unconsolidated joint ventures to reflect each measure on the same basis.

Generally Accepted Accounting Principles ("GAAP")	GAAP refers to a common set of United States of America accounting rules, standards, and procedures issued by the Financial Accounting Standards Board.

Gross Leasable Area ("GLA")	Represents the total amount of leasable property square footage.

Leased GLA	Aggregate GLA of all signed or commenced leases with an initial term of one year or greater, as of a specified date, excluding all signed leases on space that will be vacated by existing tenants in the near term.

Local Tenants	Single-state operators with fewer than 20 locations.

Major Tenants	Any grocer and all national / regional anchor tenants.

Nareit	National Association of Real Estate Investment Trusts.

Nareit Funds From Operations (“FFO")
A supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures. A reconciliation of net income (calculated in accordance with GAAP) to Nareit FFO is provided on page 8.
Nareit defines FFO as net income (calculated in accordance with GAAP) excluding (i) depreciation and amortization related to real estate, (ii) gains and losses from the sale of certain real estate assets, (iii) gains and losses from change in control, (iv) impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity and (v) after adjustments for unconsolidated joint ventures calculated to reflect FFO on the same basis.

National / Regional Tenants	Multi-state operators or single-state operators with 20 or more locations and state agencies and government offices. Includes franchise locations.

Net Effective Rent Before Tenant Specific Landlord Work	Average ABR PSF over the lease term adjusted for tenant improvements and allowances (excluding base building costs) and third-party leasing commissions. For purposes of calculating net effective rent before tenant specific landlord work, ABR PSF includes the GLA of lessee-owned leasehold improvements.

Net Operating Income ("NOI")
A supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures.
A reconciliation of net income (calculated in accordance with GAAP) to NOI is provided on page 10.
Calculated as total property revenues (base rent, expense reimbursements, adjustments for revenues deemed uncollectible, ancillary and other rental income, percentage rents, and other revenues) less direct property operating expenses (operating costs and real estate taxes). NOI excludes (i) lease termination fees, (ii) straight-line rental income, net, (iii) accretion of below-market leases, net of amortization of above-market leases and tenant inducements, (iv) straight-line ground rent expense, net, (v) depreciation and amortization, (vi) impairment of real estate assets, (vii) general and administrative expense, and (viii) other income and expense (including interest expense and gain on sale of real estate assets).

Net Principal Debt
Debt obligations, net, calculated in accordance with GAAP, excluding net unamortized premium or discount and deferred financing fees less cash, cash equivalents, and restricted cash. A reconciliation of debt obligations, net to Net Principal Debt is provided on page 7.

New Development	Refers to ground up development of new shopping centers. Does not refer to outparcel development.

New Development & Reinvestment Stabilization	New Development and Reinvestment projects are deemed stabilized upon reaching 90.0% billed occupancy of the impacted space. New Development projects are included in the operating portfolio upon the earlier of (i) reaching 90.0% billed occupancy of the impacted space or (ii) one year after the associated assets are placed in service.

NOI Yield	Calculated as the projected incremental NOI as a percentage of the estimated incremental third-party costs of a specified project, net of any project specific credits (lease termination fees or other ancillary credits).

Non-controlling Interests	Relate to the portion of Brixmor Property Group Inc. held by the non-controlling interest holders.

Non-owned Major Tenants	Also known as shadow anchors. Refers to tenants that are situated on parcels that are owned by unrelated third parties, but, due to their location within or immediately adjacent to a shopping center, appear to the consumer as a retail tenant of the shopping center and, as a result, attract additional consumer traffic to the center.

Outparcel(s)
Refers to a portion of a shopping center, separate from the main retail buildings and generally located on the outer edge of a property, which may currently, or in the future, contain one or several freestanding buildings.

Outparcel Development	Construction of a new outparcel. May also refer to the demolition of an existing outparcel building to accommodate the construction of a new outparcel.

Percent Billed	Billed GLA as a percentage of total GLA.

Percent Leased	Leased GLA as a percentage of total GLA.

Supplemental Disclosure - Three Months Ended June 30, 2025	Page 1

GLOSSARY OF TERMS				↩ Table of Contents

Term	Definition
PSF	Per square foot of GLA.

Redevelopment	Larger scale projects that typically involve new construction, reconfiguration, significant remerchandising, and upgrades or demolition of a portion of the shopping center to accommodate new retailers.

Reinvestment Projects	Represents anchor space repositioning, outparcel development, and/or redevelopment projects.

Rent Spread	Represents the percentage change in contractual ABR PSF in the first year of the new lease relative to contractual ABR PSF in the last year of the old lease. Rent spreads are presented only for leases deemed comparable. For purposes of calculating rent spreads, ABR PSF includes the GLA of lessee-owned leasehold improvements.

New Rent Spread	Includes new leases signed on units that were occupied within the prior 12 months. New leases signed on units that have been vacant for longer than 12 months, new leases signed on first generation space, and new leases that are ancillary in nature regardless of term are deemed non-comparable and excluded from New Rent Spreads.

Renewal Rent Spread	Includes renewal leases signed with the same tenant in all or a portion of the same location or that include the expansion into space that was occupied within the prior 12 months. Renewals that include the expansion of an existing tenant into space that has been vacant for longer than 12 months and renewals that are ancillary in nature regardless of term are deemed non-comparable and excluded from Renewal Rent Spreads.

Option Rent Spread	Includes contractual renewal options exercised by tenants in the same location to extend the term of an expiring lease.

Total Rent Spread	Combined spreads for new, renewal, and option leases.

Same Property NOI
A supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures. A reconciliation of net income (calculated in accordance with GAAP) to Same Property NOI is provided on page 11.
Represents NOI of properties owned for the entirety of both periods and excluding properties under development and completed New Development properties that have been stabilized for less than one year. Same Property NOI excludes income or expense associated with the Company's captive insurance company.

	Number of Properties in Same Property NOI Analysis:	Three Months Ended 6/30/25	Six Months Ended 6/30/25

	Total properties in Brixmor Property Group portfolio	360	360
	Acquired properties excluded from Same Property NOI	(7)	(7)
	Additional exclusions (1)	(7)	(7)
	Same Property NOI pool (2)	346	346

(1) Additional exclusions for the three and six months ended June 30, 2025 and 2024 include four properties that were subject to partial dispositions in 2024 and three properties that were subject to partial disposition in 2025.
(2) The Same Property NOI pool includes the balance of a shopping center when an outparcel has been acquired or if a partial disposition can be disaggregated from the remaining property. One outparcel acquired in 2024 and one land parcel acquired in 2025 are excluded from the Same Property NOI pool for the three and six months ended June 30, 2025 and 2024.

Small Shop Spaces	Spaces less than 10,000 SF of GLA.

Secured Overnight Financing Rate ("SOFR")	SOFR is a benchmark interest rate for dollar-denominated derivatives and loans that replaced the London Interbank Offered Rate ("LIBOR").

Straight-line Rent
Non-cash revenue recognized related to the GAAP requirement to average a tenant's contractual base rent over the life of the lease. The Company commences recognizing rental revenue based on the date it makes the underlying asset available for use by the tenant. The cumulative difference between rental revenue recognized and contractual payment terms is recognized as deferred rent and included in Receivables, net on the Consolidated Balance Sheets. The Company periodically evaluates the collectability of its receivables related to straight-line rent. Any receivables that are deemed to be uncollectible are recognized as a reduction to straight-line rental income, net.

Year Built	Year of most recent redevelopment or year built if no redevelopment has occurred.

Non-GAAP Performance Measures

The Company presents the non-GAAP performance measures set forth below. These measures should not be considered as alternatives to, or more meaningful than, net income (calculated in accordance with GAAP) or other GAAP financial measures, as an indicator of financial performance and are not alternatives to, or more meaningful than, cash flow from operating activities (calculated in accordance with GAAP) as a measure of liquidity. Non-GAAP performance measures have limitations as they do not include all items of income and expense that affect operations, and accordingly, should always be considered as supplemental financial results to those calculated in accordance with GAAP. The Company’s computation of these non-GAAP performance measures may differ in certain respects from the methodology utilized by other REITs and, therefore, may not be comparable to similarly titled measures presented by such other REITs. Investors are cautioned that items excluded from these non-GAAP performance measures are relevant to understanding and addressing financial performance.

The Company believes that the non-GAAP performance measures it presents are useful to investors for the following reasons:
• EBITDA, EBITDAre, Adjusted EBITDA, Cash Adjusted EBITDA, Net Principal Debt to Adjusted EBITDA, current quarter annualized, & Net Principal Debt to Adjusted EBITDA, trailing twelve months	Considering the nature of its business as a real estate owner and operator, the Company believes that EBITDA, EBITDAre, Adjusted EBITDA, Cash Adjusted EBITDA, Net Principal Debt to Adjusted EBITDA, current quarter annualized, and Net Principal Debt to Adjusted EBITDA, trailing twelve months, are useful to investors in measuring its operating performance because they exclude items included in net income (calculated in accordance with GAAP) before non-controlling interests that do not relate to or are not indicative of the operating performance of the Company’s real estate. The Company believes EBITDA, EBITDAre, Adjusted EBITDA, Cash Adjusted EBITDA, Net Principal Debt to Adjusted EBITDA, current quarter annualized, and Net Principal Debt to Adjusted EBITDA, trailing twelve months are widely known and understood measures of performance, independent of a company's capital structure and items which can make periodic and peer analyses of performance more difficult, and that these metrics can provide investors with a more consistent basis by which to compare the Company with its peers.

• Nareit FFO	Considering the nature of its business as a real estate owner and operator, the Company believes that Nareit FFO is useful to investors in measuring its operating and financial performance because the definition excludes items included in net income (calculated in accordance with GAAP) that do not relate to or are not indicative of the Company’s operating and financial performance, such as depreciation and amortization related to real estate, and items which can make periodic and peer analyses of operating and financial performance more difficult, such as gains and losses from the sale of certain real estate assets and impairment write-downs of certain real estate assets.

• NOI and Same Property NOI	Considering the nature of its business as a real estate owner and operator, the Company believes that NOI is useful to investors in measuring the operating performance of its portfolio because the definition excludes various items included in net income (calculated in accordance with GAAP) that do not relate to, or are not indicative of, the operating performance of the Company’s properties, such as lease termination fees, straight-line rental income, net, accretion of below-market leases, net of amortization of above-market leases and tenant inducements, straight-line ground rent expense, net, income or expense associated with the Company's captive insurance company, depreciation and amortization, impairment of real estate assets, general and administrative expense, and other income and expense (including interest expense and gain on sale of real estate assets). The Company believes that Same Property NOI is also useful to investors because it further eliminates disparities in NOI by only including NOI of properties owned for the entirety of both periods presented and excluding properties under development and completed New Development properties that have been stabilized for less than one year and therefore provides a more consistent metric for comparing the operating performance of the Company's real estate between periods.

Supplemental Disclosure - Three Months Ended June 30, 2025	Page 2

RESULTS OVERVIEW & GUIDANCE					↩ Table of Contents
Unaudited, dollars in thousands, except per share and per square foot amounts

	Three Months Ended		Six Months Ended
Summary Financial Results	6/30/25	6/30/24	6/30/25	6/30/24
Total revenues (page 6)	$ 339,492	$ 315,689	$ 677,004	$ 635,930
Net income attributable to Brixmor Property Group Inc. (page 6)	85,139	70,125	154,868	159,030
Net income attributable to Brixmor Property Group Inc. per diluted share (page 6)	0.28	0.23	0.50	0.52
NOI (page 10)	240,890	231,665	480,325	463,667
EBITDA (page 7)	243,585	216,453	473,710	448,775
EBITDAre (page 7)	227,830	219,919	454,885	437,099
Adjusted EBITDA (page 7)	228,127	219,651	455,203	436,876
Cash Adjusted EBITDA (page 7)	214,313	209,854	431,527	417,795
Nareit FFO (page 8)	171,475	163,809	342,582	327,245
Nareit FFO per diluted share (page 8)	0.56	0.54	1.11	1.08
Items that impact FFO comparability, net per share (page 8)	(0.00)	0.00	(0.00)	0.00
Dividends declared per share (page 8)	0.2875	0.2725	0.5750	0.5450
Dividend payout ratio (as % of Nareit FFO) (page 8)	51.3%	50.1%	51.4%	50.2%

	Three Months Ended
Summary Operating and Financial Ratios	6/30/25	3/31/25	12/31/24	9/30/24	6/30/24
NOI margin (page 10)	74.3%	74.0%	72.9%	74.4%	76.0%
Same property NOI performance (page 11) (1)	3.8%	2.8%	4.7%	4.1%	5.5%
Fixed charge coverage, current quarter annualized (page 13)	4.2x	4.2x	4.0x	3.9x	4.1x
Fixed charge coverage, trailing twelve months (page 13)	4.1x	4.0x	4.0x	4.1x	4.2x
Net Principal Debt to Adjusted EBITDA, current quarter annualized (page 7) (2)	5.5x	5.5x	5.7x	5.7x	5.6x
Net Principal Debt to Adjusted EBITDA, trailing twelve months (page 7) (2)	5.6x	5.7x	5.7x	5.7x	5.8x

Outstanding Classes of Stock	As of 6/30/25	As of 3/31/25	As of 12/31/24	As of 9/30/24	As of 6/30/24
Common shares outstanding (page 13)	306,100	306,060	305,492	302,063	301,345

	Three Months Ended
Summary Acquisitions and Dispositions	6/30/25	3/31/25	12/31/24	9/30/24	6/30/24
Aggregate purchase price of acquisitions (page 17)	$ —	$ 3,100	$ 211,835	$ 63,925	$ 17,250
Aggregate sale price of dispositions (page 18)	22,350	22,750	69,300	73,760	345
NOI adjustment for acquisitions and dispositions, net (3)	(57)

Summary Portfolio Statistics (4)	As of 6/30/25	As of 3/31/25	As of 12/31/24	As of 9/30/24	As of 6/30/24
Number of properties (page 26)	360	361	363	360	360
Percent billed (page 26)	89.7%	90.0%	91.4%	91.9%	91.4%
Percent leased (page 26)	94.2%	94.1%	95.2%	95.6%	95.4%
ABR PSF (page 26)	$ 18.07	$ 17.94	$ 17.66	$ 17.44	$ 17.26
New lease rent spread (page 29)	43.8%	47.5%	34.4%	31.8%	50.2%
New & renewal lease rent spread (page 29)	24.2%	20.5%	21.0%	21.8%	27.7%
Total - new, renewal & option lease rent spread (page 29)	19.4%	15.0%	16.1%	15.9%	19.7%
Total - new, renewal & option GLA (page 29)	2,465,322	2,247,394	2,531,648	2,073,869	2,343,546

2025 Guidance	Current	Previous (at 4/28/25)	YTD
Nareit FFO per diluted share	$2.22 - $2.25	$2.19 - $2.24	$1.11
Same property NOI performance	3.90% - 4.30%	3.50% - 4.50%	3.3%

(1) Reflects same property NOI as reported for the specified period.
(2) Net Principal Debt is as of the end of each specified period.
(3) Represents an estimate of the incremental NOI that the Company would have recognized if the assets that were acquired during the quarter had been owned for the full quarter, adjusted for one-time items, net of NOI recognized during the quarter for the assets that were disposed of during the quarter.
(4) Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended June 30, 2025	Page 3

>	FINANCIAL SUMMARY

Supplemental Disclosure
Three Months Ended June 30, 2025

CONSOLIDATED BALANCE SHEETS			↩ Table of Contents
Unaudited, dollars in thousands, except share information

	As of	As of
	6/30/25	12/31/24
Assets
Real estate
Land	$1,829,811	$1,834,814
Buildings and tenant improvements	8,990,348	8,895,571
Construction in progress	111,968	152,260
Lease intangibles	504,584	526,412
	11,436,711	11,409,057
Accumulated depreciation and amortization	(3,499,227)	(3,410,179)
Real estate, net	7,937,484	7,998,878
Cash and cash equivalents	104,973	377,616
Restricted cash	897	1,076
Marketable securities	19,399	20,301
Receivables, net, including straight-line rent receivables of $225,671 and $208,785, respectively	285,057	281,947
Deferred charges and prepaid expenses, net	171,762	167,080
Real estate assets held for sale	8,290	4,189
Other assets	78,526	57,827
Total assets	$8,606,388	$8,908,914

Liabilities
Debt obligations, net	$5,096,923	$5,339,751
Accounts payable, accrued expenses and other liabilities	556,301	585,241
Total liabilities	5,653,224	5,924,992

Equity
Common stock, $0.01 par value; authorized 3,000,000,000 shares;
315,226,534 and 314,619,008 shares issued and 306,099,542 and 305,492,016
shares outstanding	3,061	3,055
Additional paid-in capital	3,428,611	3,431,043
Accumulated other comprehensive income	2,084	8,218
Distributions in excess of net income	(480,851)	(458,638)
Total stockholders' equity	2,952,905	2,983,678
Non-controlling interests	259	244
Total equity	2,953,164	2,983,922
Total liabilities and equity	$8,606,388	$8,908,914

Supplemental Disclosure - Three Months Ended June 30, 2025	Page 5

CONSOLIDATED STATEMENTS OF OPERATIONS				↩ Table of Contents
Unaudited, dollars in thousands, except per share amounts

	Three Months Ended		Six Months Ended
	6/30/25	6/30/24	6/30/25	6/30/24
Revenues
Rental income	$339,397	$315,587	$676,638	$635,076
Other revenues	95	102	366	854
Total revenues	339,492	315,689	677,004	635,930

Operating expenses
Operating costs	39,877	36,919	79,088	74,076
Real estate taxes	43,559	36,349	88,452	77,757
Depreciation and amortization	103,277	92,018	208,874	183,236
Impairment of real estate assets	—	5,280	—	5,280
General and administrative	29,093	29,689	57,266	58,180
Total operating expenses	215,806	200,255	433,680	398,529

Other income (expense)
Dividends and interest	1,190	6,632	2,896	10,509
Interest expense	(54,409)	(53,655)	(108,493)	(105,143)
Gain on sale of real estate assets	15,755	1,814	18,825	16,956
Gain (Loss) on extinguishment of debt, net	(296)	281	(296)	281
Other	(780)	(381)	(1,373)	(974)
Total other expense	(38,540)	(45,309)	(88,441)	(78,371)

Net income	85,146	70,125	154,883	159,030
Net income attributable to non-controlling interests	(7)	—	(15)	—
Net income attributable to Brixmor Property Group Inc.	$85,139	$70,125	$154,868	$159,030

Net income attributable to Brixmor Property Group Inc. per common share:
Basic	$0.28	$0.23	$0.50	$0.53
Diluted	$0.28	$0.23	$0.50	$0.52
Weighted average shares:
Basic	306,975	302,197	306,923	302,120
Diluted	307,609	302,903	307,547	302,796

Supplemental Disclosure - Three Months Ended June 30, 2025	Page 6

EBITDA & RECONCILIATION OF DEBT OBLIGATIONS, NET TO NET PRINCIPAL DEBT				↩ Table of Contents
Unaudited, dollars in thousands

	Three Months Ended		Six Months Ended
	6/30/25	6/30/24	6/30/25	6/30/24

Net income	$85,146	$70,125	$154,883	$159,030
Interest expense	54,409	53,655	108,493	105,143
Federal and state taxes	753	655	1,460	1,366
Depreciation and amortization	103,277	92,018	208,874	183,236
EBITDA	243,585	216,453	473,710	448,775
Gain on sale of real estate assets	(15,755)	(1,814)	(18,825)	(16,956)
Impairment of real estate assets	—	5,280	—	5,280
EBITDAre	$227,830	$219,919	$454,885	$437,099

EBITDAre	$227,830	$219,919	$454,885	$437,099
(Gain) Loss on extinguishment of debt, net	296	(281)	296	(281)
Transaction expenses, net	1	13	22	58
Total adjustments	297	(268)	318	(223)
Adjusted EBITDA	$228,127	$219,651	$455,203	$436,876

Adjusted EBITDA	$228,127	$219,651	$455,203	$436,876
Straight-line rental income, net	(9,781)	(7,981)	(17,262)	(15,536)
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	(4,174)	(1,810)	(6,689)	(3,534)
Straight-line ground rent expense, net (1)	141	(6)	275	(11)
Total adjustments	(13,814)	(9,797)	(23,676)	(19,081)
Cash Adjusted EBITDA	$214,313	$209,854	$431,527	$417,795

(1) Straight-line ground rent expense, net is included in Operating costs on the Consolidated Statements of Operations.

Reconciliation of Debt Obligations, Net to Net Principal Debt
	As of
	6/30/25
Debt obligations, net	$5,096,923
Less: Net unamortized premium	(12,223)
Add: Deferred financing fees	33,753
Less: Cash, cash equivalents and restricted cash	(105,870)
Net Principal Debt	$5,012,583

Adjusted EBITDA, current quarter annualized	$912,508
Net Principal Debt to Adjusted EBITDA, current quarter annualized	5.5x

Adjusted EBITDA, trailing twelve months	$891,137
Net Principal Debt to Adjusted EBITDA, trailing twelve months	5.6x

Supplemental Disclosure - Three Months Ended June 30, 2025	Page 7

FUNDS FROM OPERATIONS (FFO)				↩ Table of Contents
Unaudited, dollars in thousands, except per share amounts

	Three Months Ended		Six Months Ended
	6/30/25	6/30/24	6/30/25	6/30/24

Net income attributable to Brixmor Property Group Inc.	$85,139	$70,125	$154,868	$159,030
Depreciation and amortization related to real estate	102,091	90,218	206,539	179,891
Gain on sale of real estate assets	(15,755)	(1,814)	(18,825)	(16,956)
Impairment of real estate assets	—	5,280	—	5,280
Nareit FFO	$171,475	$163,809	$342,582	$327,245

Nareit FFO per diluted share	$0.56	$0.54	$1.11	$1.08
Weighted average diluted shares outstanding	307,609	302,903	307,547	302,796

Items that impact FFO comparability
Gain (Loss) on extinguishment of debt, net	$(296)	$281	$(296)	$281
Transaction expenses, net	(1)	(13)	(22)	(58)
Total items that impact FFO comparability	$(297)	$268	$(318)	$223
Items that impact FFO comparability, net per share	$(0.00)	$0.00	$(0.00)	$0.00

Additional Disclosures
Straight-line rental income, net	$9,781	$7,981	$17,262	$15,536
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	4,174	1,810	6,689	3,534
Straight-line ground rent expense, net (1)	(141)	6	(275)	11

Dividends declared per share	$0.2875	$0.2725	$0.5750	$0.5450
Dividends declared	$88,004	$82,117	$175,995	$164,221
Dividend payout ratio (as % of Nareit FFO)	51.3%	50.1%	51.4%	50.2%

(1) Straight-line ground rent expense, net is included in Operating costs on the Consolidated Statements of Operations.

Supplemental Disclosure - Three Months Ended June 30, 2025	Page 8

SUPPLEMENTAL BALANCE SHEET DETAIL			↩ Table of Contents
Unaudited, dollars in thousands

	As of	As of
	6/30/25	12/31/24

Deferred charges and prepaid expenses, net
Deferred charges, net	$144,623	$143,611
Prepaid expenses, net	27,139	23,469
Total deferred charges and prepaid expenses, net	$171,762	$167,080

Other assets
Right-of-use asset	$45,191	$38,784
Furniture, fixtures and leasehold improvements, net	15,444	13,827
Interest rate swaps	—	1,974
Other	17,891	3,242
Total other assets	$78,526	$57,827

Accounts payable, accrued expenses and other liabilities
Accounts payable and other accrued expenses	$249,073	$280,819
Below market leases, net	111,849	120,261
Dividends payable	91,174	91,805
Lease liability	48,132	41,467
Interest rate swaps	4,574	598
Real estate liabilities held for sale	33	—
Other	51,466	50,291
Total accounts payable, accrued expenses and other liabilities	$556,301	$585,241

Supplemental Disclosure - Three Months Ended June 30, 2025	Page 9

NOI & SUPPLEMENTAL STATEMENT OF OPERATIONS DETAIL				↩ Table of Contents
Unaudited, dollars in thousands

	Three Months Ended		Six Months Ended
	6/30/25	6/30/24	6/30/25	6/30/24
Net Operating Income Detail
Base rent	$238,029	$229,323	$475,421	$456,799
Expense reimbursements	76,027	68,543	154,738	140,798
Revenues deemed uncollectible	(2,028)	(1,145)	(4,656)	(1,002)
Ancillary and other rental income / Other revenues	9,334	5,875	15,286	12,313
Percentage rents	2,823	2,343	6,801	6,603
Operating costs	(39,736)	(36,925)	(78,813)	(74,087)
Real estate taxes	(43,559)	(36,349)	(88,452)	(77,757)
Net operating income	$240,890	$231,665	$480,325	$463,667

Operating Ratios
NOI margin (NOI / revenues)	74.3%	76.0%	74.2%	75.3%
Expense recovery ratio (expense reimbursements / (operating costs + real estate taxes))	91.3%	93.5%	92.5%	92.7%

Reconciliation of Net Income attributable to Brixmor Property Group Inc. to Net Operating Income
Net income attributable to Brixmor Property Group Inc.	$85,139	$70,125	$154,868	$159,030
Lease termination fees	(1,352)	(959)	(5,463)	(1,349)
Straight-line rental income, net	(9,781)	(7,981)	(17,262)	(15,536)
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	(4,174)	(1,810)	(6,689)	(3,534)
Straight-line ground rent expense, net (1)	141	(6)	275	(11)
Depreciation and amortization	103,277	92,018	208,874	183,236
Impairment of real estate assets	—	5,280	—	5,280
General and administrative	29,093	29,689	57,266	58,180
Total other expense	38,540	45,309	88,441	78,371
Net income attributable to non-controlling interests	7	—	15	—
Net operating income	$240,890	$231,665	$480,325	$463,667

Supplemental Statement of Operations Detail
Rental income
Base rent	$238,029	$229,323	$475,421	$456,799
Expense reimbursements	76,027	68,543	154,738	140,798
Revenues deemed uncollectible	(2,028)	(1,145)	(4,656)	(1,002)
Lease termination fees	1,352	959	5,463	1,349
Straight-line rental income, net	9,781	7,981	17,262	15,536
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	4,174	1,810	6,689	3,534
Ancillary and other rental income	9,239	5,773	14,920	11,459
Percentage rents	2,823	2,343	6,801	6,603
Total rental income	$339,397	$315,587	$676,638	$635,076

Other revenues	$95	$102	$366	$854

Interest expense
Note interest	$47,622	$47,884	$93,632	$93,509
Unsecured credit facility and term loan interest	6,615	5,702	14,882	11,417
Capitalized interest	(959)	(1,007)	(2,223)	(1,927)
Deferred financing cost amortization	1,815	1,795	3,581	3,591
Debt premium and discount accretion, net	(684)	(719)	(1,379)	(1,447)
Total interest expense	$54,409	$53,655	$108,493	$105,143

Other
Federal and state taxes	$753	$655	$1,460	$1,366
Other	27	(274)	(87)	(392)
Total other	$780	$381	$1,373	$974

Additional Disclosures
Capitalized construction compensation costs	$4,105	$5,018	$8,616	$9,953
Capitalized real estate taxes, insurance, and utilities	641	828	1,367	1,811
Capitalized leasing legal costs (2)	616	652	947	1,658
Capitalized leasing commission costs	2,153	2,014	3,969	4,093
Equity compensation expense, net	4,797	5,442	8,910	8,801

(1) Straight-line ground rent expense, net is included in Operating costs on the Consolidated Statements of Operations.
(2) Capitalized leasing legal costs represent incremental direct costs associated with the execution of a lease.

Supplemental Disclosure - Three Months Ended June 30, 2025	Page 10

SAME PROPERTY NOI ANALYSIS					↩ Table of Contents
Unaudited, dollars in thousands

	Three Months Ended			Six Months Ended
	6/30/25	6/30/24	Change	6/30/25	6/30/24	Change
Same Property NOI Analysis
Number of properties	346	346	—	346	346	—
Percent billed	89.8%	91.5%	(1.7)%	89.8%	91.5%	(1.7)%
Percent leased	94.4%	95.6%	(1.2)%	94.4%	95.6%	(1.2)%

Revenues
Base rent	$228,360	$220,300		$455,493	$438,233
Expense reimbursements	72,513	66,497		147,609	135,838
Revenues deemed uncollectible	(2,152)	(1,315)		(4,580)	(1,047)
Ancillary and other rental income / Other revenues	8,978	5,587		14,650	11,761
Percentage rents	2,655	2,283		6,478	6,486
	310,354	293,352	5.8%	619,650	591,271	4.8%
Operating expenses
Operating costs	(37,859)	(35,540)		(75,159)	(70,873)
Real estate taxes	(41,491)	(35,332)		(84,304)	(74,927)
	(79,350)	(70,872)	12.0%	(159,463)	(145,800)	9.4%
Same property NOI	$231,004	$222,480	3.8%	$460,187	$445,471	3.3%

NOI margin	74.4%	75.8%		74.3%	75.3%
Expense recovery ratio	91.4%	93.8%		92.6%	93.2%

Percent Contribution to Same Property NOI Performance:
	Change	Percent Contribution		Change	Percent Contribution
Base rent	$8,060	3.6%		$17,260	3.9%
Revenues deemed uncollectible	(837)	(0.4)%		(3,533)	(0.8)%
Net expense reimbursements	(2,462)	(1.1)%		(1,892)	(0.4)%
Ancillary and other rental income / Other revenues	3,391	1.5%		2,889	0.6%
Percentage rents	372	0.2%		(8)	(0.0)%
		3.8%			3.3%

Reconciliation of Net Income attributable to Brixmor Property Group Inc. to Same Property NOI
Net income attributable to Brixmor Property Group Inc.	$85,139	$70,125		$154,868	$159,030
Adjustments:
Non-same property NOI	(9,886)	(9,185)		(20,138)	(18,196)
Lease termination fees	(1,352)	(959)		(5,463)	(1,349)
Straight-line rental income, net	(9,781)	(7,981)		(17,262)	(15,536)
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	(4,174)	(1,810)		(6,689)	(3,534)
Straight-line ground rent expense, net	141	(6)		275	(11)
Depreciation and amortization	103,277	92,018		208,874	183,236
Impairment of real estate assets	—	5,280		—	5,280
General and administrative	29,093	29,689		57,266	58,180
Total other expense	38,540	45,309		88,441	78,371
Net income attributable to non-controlling interests	7	—		15	—
Same property NOI	$231,004	$222,480		$460,187	$445,471

Supplemental Disclosure - Three Months Ended June 30, 2025	Page 11

CAPITAL EXPENDITURES				↩ Table of Contents
Unaudited, dollars in thousands

	Three Months Ended		Six Months Ended
	6/30/25	6/30/24	6/30/25	6/30/24
Leasing related:
Tenant improvements and tenant inducements	$18,120	$23,544	$38,394	$45,293
External leasing commissions	4,526	3,287	7,415	6,794
	22,646	26,831	45,809	52,087

Maintenance capital expenditures	6,330	10,924	8,884	16,885
Total leasing related and maintenance capital expenditures	$28,976	$37,755	$54,693	$68,972

Value-enhancing:
Anchor space repositionings	$12,114	$14,774	$26,872	$26,900
Outparcel developments	1,169	2,828	4,752	4,987
Redevelopments	32,306	29,729	62,111	50,481
Other (1)	2,710	5,708	5,608	13,452
Total value-enhancing capital expenditures	$48,299	$53,039	$99,343	$95,820

(1) Includes, but is not limited to, minor value-enhancing projects, LED lighting upgrades, and solar projects.

Supplemental Disclosure - Three Months Ended June 30, 2025	Page 12

CAPITALIZATION, LIQUIDITY & DEBT RATIOS				↩ Table of Contents
Unaudited, dollars and shares in thousands except per share amounts

			As of	As of
			6/30/25	12/31/24
Equity Capitalization:
Common shares outstanding			306,100	305,492
Common share price			$26.04	$27.84
Total equity capitalization			$7,970,844	$8,504,897

Debt:
Revolving credit facility			$—	$—
Term loan facility			500,000	500,000
Unsecured notes			4,618,453	4,850,765
Total principal debt			5,118,453	5,350,765
Add: Net unamortized premium			12,223	14,279
Less: Deferred financing fees			(33,753)	(25,293)
Debt obligations, net			5,096,923	5,339,751
Less: Cash, cash equivalents and restricted cash			(105,870)	(378,692)
Net debt			$4,991,053	$4,961,059

Total market capitalization			$12,961,897	$13,465,956

Liquidity:
Cash, cash equivalents and restricted cash			$105,870	$378,692
Available under Revolving Credit Facility (1)			1,248,597	1,248,597
			$1,354,467	$1,627,289

Ratios:
Principal debt to total market capitalization			39.5%	39.7%
Principal debt to total assets, before depreciation			42.3%	43.4%
Unencumbered assets to unsecured debt			2.4x	2.3x
Net Principal Debt to Adjusted EBITDA, current quarter annualized (2)			5.5x	5.7x
Net Principal Debt to Adjusted EBITDA, trailing twelve months (2)			5.6x	5.7x
Interest coverage, current quarter annualized (Adjusted EBITDA / interest expense)			4.2x	4.0x
Interest coverage, trailing twelve months (Adjusted EBITDA / interest expense)			4.1x	4.0x
Fixed charge coverage, current quarter annualized (Adjusted EBITDA / (interest expense + scheduled principal payments))			4.2x	4.0x
Fixed charge coverage, trailing twelve months (Adjusted EBITDA / (interest expense + scheduled principal payments))			4.1x	4.0x

			As of	As of
			6/30/25	12/31/24
Percentage of total debt: (3)
Fixed			100.0%	100.0%
Variable			—%	—%
Unencumbered summary:
Percent of properties, ABR and NOI			100.0%	100.0%
Weighted average maturity (years):
Fixed			4.8	4.3
Variable			—	—
Total			4.8	4.3

Credit Ratings & Outlook: (4)

Fitch Ratings	BBB	Stable
Moody's Investors Service	Baa2	Stable
S&P Global Ratings	BBB	Stable

(1) Funds available under the Revolving Credit Facility are reduced by outstanding letters of credit totaling $1.4 million.
(2) Net Principal Debt is as of the end of each specified period.
(3) Includes the impact of the Company's interest rate swap agreements.
(4) As of July 28, 2025.

Supplemental Disclosure - Three Months Ended June 30, 2025	Page 13

DEBT OBLIGATIONS			↩ Table of Contents
Unaudited, dollars in thousands

Maturity Schedule - Debt Obligations
Year	Maturities	Weighted Average Stated Interest Rate (1)
2025	$—	—%
2026	607,542	4.17%
2027	400,000	3.90%
2028	357,708	2.35%
2029	753,203	4.14%
2030	1,300,000	4.31%
2031	500,000	2.50%
2032	400,000	5.20%
2033	—	—%
2034	400,000	5.50%
2035+	400,000	5.75%
Total Debt Obligations	$5,118,453	4.20%

Net unamortized premium	12,223
Deferred financing costs	(33,753)
Debt Obligations, Net	$5,096,923

Summary of Outstanding Debt Obligations

	Outstanding	Weighted Average	Maturity	Percent of
Loan	Principal Balance	Stated Interest Rate (1)	Date	Total Indebtedness
Fixed Rate Debt:
Term Loan Facility (SOFR + 85 basis points) (2)(3)(4)	$500,000	4.73%	4/30/30	9.77%

Unsecured Notes
4.13% 2026 Brixmor OP Notes	600,000	4.13%	6/15/26	11.72%
7.97% 2026 Brixmor LLC Notes	694	7.97%	8/14/26	0.01%
7.65% 2026 Brixmor LLC Notes	6,100	7.65%	11/2/26	0.12%
7.68% 2026 Brixmor LLC Notes I	748	7.68%	11/2/26	0.01%
3.90% 2027 Brixmor OP Notes	400,000	3.90%	3/15/27	7.82%
6.90% 2028 Brixmor LLC Notes I	2,222	6.90%	2/15/28	0.04%
6.90% 2028 Brixmor LLC Notes II	5,486	6.90%	2/15/28	0.10%
2.25% 2028 Brixmor OP Notes	350,000	2.25%	4/1/28	6.84%
4.13% 2029 Brixmor OP Notes	750,000	4.13%	5/15/29	14.65%
7.50% 2029 Brixmor LLC Notes	3,203	7.50%	7/30/29	0.06%
4.05% 2030 Brixmor OP Notes	800,000	4.05%	7/1/30	15.63%
2.50% 2031 Brixmor OP Notes	500,000	2.50%	8/16/31	9.77%
5.20% 2032 Brixmor OP Notes	400,000	5.20%	4/1/32	7.82%
5.50%, 2034 Brixmor OP Notes	400,000	5.50%	2/15/34	7.82%
5.75%, 2035 Brixmor OP Notes	400,000	5.75%	2/15/35	7.82%
Total Fixed Rate Unsecured Notes	4,618,453	4.14%		90.23%

Total Fixed Rate Debt	$5,118,453	4.20%		100.00%

Variable Rate Debt:
Revolving Credit Facility (SOFR + 77.5 basis points) (4)	$—	5.23%	4/30/29	—%

Total Variable Rate Debt	$—	5.23%		—%

Total Debt Obligations	$5,118,453	4.20%		100.00%

Net unamortized premium	12,223
Deferred financing costs	(33,753)
Debt Obligations, Net	$5,096,923

(1) Weighted average stated interest rate includes the impact of the Company's interest rate swap agreements.
(2) Effective July 26, 2024, $300.0 million of the Term Loan Facility is swapped from SOFR to a fixed, combined rate of 4.08% (plus a spread, currently 85 basis points) through July 26, 2027.
(3) Effective May 1, 2023, $200.0 million of the Term Loan Facility is swapped from SOFR to a fixed, combined rate of 3.59% (plus a spread, currently 85 basis points) through July 26, 2027.
(4) As of June 30, 2025, the Revolving Credit Facility and Term Loan Facility qualify for reductions of 7.5 basis points and 10 basis points, respectively, in the applicable credit spreads due to the achievement of a certain leverage ratio metric targets.

Supplemental Disclosure - Three Months Ended June 30, 2025	Page 14

COVENANT DISCLOSURE			↩ Table of Contents
Unaudited, dollars in thousands

Unsecured OP Notes Covenant Disclosure
	Covenants	6/30/25

I. Aggregate debt test	< 65%	43.3%
Total Debt		5,096,923
Total Assets		11,775,368

II. Secured debt test (1)	< 40%	N/A
Total Secured Debt (1)		—
Total Assets		11,775,367

III. Unencumbered asset ratio	> 150%	231.0%
Total Unencumbered Assets		11,775,367
Unsecured Debt		5,096,923

		Prior Twelve Months	Prior Six Months, Annualized
IV. Debt service test (2)	> 1.5x	4.1x	4.1x
Consolidated EBITDA		891,137	910,406
Annual Debt Service Charge		215,894	224,513

(1) The Company had no secured debt as of June 30, 2025.
(2) For the OP's 2.250% 2028 Notes, 4.050% 2030 Notes, 2.500% 2031 Notes, 5.200% 2032 Notes, 5.500% 2034 Notes, and 5.750% 2035 Notes, the covenant calculation reference period for calculating EBITDA and Debt Service Charge is the most recent twelve months for which it reported financial results. For all other OP Notes, the reference period is the most recent six months for which it reported financial results, annualized.

For detailed descriptions of the unsecured OP notes covenant calculations and definitions of capitalized terms please refer to the Prospectus Supplement filed by the OP with the Securities and Exchange Commission on March 4, 2025 and the notes and indenture incorporated therein by reference.

Unsecured Credit Facility Covenant Disclosure
	Covenants	6/30/25

I. Leverage ratio	< 60%	32.5%
Total Outstanding Indebtedness		5,118,453
Balance Sheet Cash (1)		106,388
Total Asset Value		15,410,865

II. Secured leverage ratio (2)	< 40%	N/A
Total Secured Indebtedness (2)		—
Balance Sheet Cash (1)		106,388
Total Asset Value		15,410,865

III. Unsecured leverage ratio	< 60%	32.5%
Total Unsecured Indebtedness		5,118,453
Unrestricted Cash (3)		105,491
Unencumbered Asset Value		15,410,865

IV. Fixed charge coverage ratio	> 1.5x	4.4x
Total Net Operating Income		962,631
Capital Expenditure Reserve		9,543
Fixed Charges		216,378

(1) Balance Sheet Cash consists of the OP's Cash and cash equivalents, Restricted cash, and certain Marketable securities.
(2) The Company had no secured indebtedness as of June 30, 2025.
(3) Unrestricted Cash consists of the OP's Cash and cash equivalents and certain Marketable securities.

For detailed descriptions of the Unsecured Credit Facility covenant calculations and definitions of capitalized terms please refer to the Fourth Amended and Restated Revolving Credit and Second Amended and Restated Term Loan Agreements, dated as of April 24, 2025 filed as Exhibits 10.1 and 10.2, respectively, to Form 10-Q, filed with the Securities and Exchange Commission on April 28, 2025.

Supplemental Disclosure - Three Months Ended June 30, 2025	Page 15

>	INVESTMENT SUMMARY

Supplemental Disclosure
Three Months Ended June 30, 2025

ACQUISITIONS							↩ Table of Contents
Dollars in thousands, except ABR PSF

Property Name	CBSA	Purchase Date	Purchase Price	GLA / Acres (1)	Percent Leased (1)	ABR PSF (1)(2)	Major Tenants (1)(3)

Three Months Ended March 31, 2025
Land at Suffolk Plaza (4)	New York-Newark-Jersey City, NY-NJ	1/27/25	$3,100	1.3 Acres	—%	—	-
			$3,100	1.3 Acres

There were no acquisitions of shopping centers completed during the three months ended June 30, 2025.

	TOTAL - SIX MONTHS ENDED JUNE 30, 2025		$3,100	1.3 Acres

(1) Data presented is as of the quarter end subsequent to the acquisition date.
(2) ABR PSF excludes the GLA of lessee-owned leasehold improvements.
(3) Major tenants exclude non-owned major tenants.
(4) Acquired in connection with future redevelopment project.

Supplemental Disclosure - Three Months Ended June 30, 2025	Page 17

DISPOSITIONS							↩ Table of Contents
Dollars in thousands, except ABR PSF

Property Name	CBSA	Sale Date	Sale Price	GLA / Acres (1)	Percent Leased (1)	ABR PSF (1)(2)	Major Tenants (1)(3)

Three Months Ended March 31, 2025
Rollins Crossing - Buffalo Wild Wings (4)	Chicago-Naperville-Elgin, IL-IN	1/10/25	$2,450	10,000	100.0%	$18.20	Buffalo Wild Wings
Southland Shopping Center - multi-tenant outparcel (4)	Cleveland, OH	2/6/25	850	149,891	85.1%	4.00	Treasure Hunt
Chalfont Village Shopping Center	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2/28/25	4,700	46,051	59.5%	11.57	-
Rollins Crossing	Chicago-Naperville-Elgin, IL-IN	3/25/25	14,750	110,292	90.3%	14.46	Esporta Fitness, Harbor Freight Tools, Petco
			$22,750	316,234

Three Months Ended June 30, 2025
Springfield Place - ShopRite (4)	New York-Newark-Jersey City, NY-NJ	4/7/25	$8,350	32,209	100.0%	$13.85	ShopRite (Village Supermarket)
Williamson Square - Grace Church Nashville (4)	Nashville-Davidson--Murfreesboro--Franklin, TN	4/10/25	10,000	26,602	100.0%	6.01	Grace Church Nashville
Roxboro Square	Durham-Chapel Hill, NC	5/6/25	4,000	29,900	89.0%	13.01	-
			$22,350	88,711

	TOTAL - SIX MONTHS ENDED JUNE 30, 2025		$45,100	404,945

(1) Data presented is as of the quarter end prior to the sale date.
(2) ABR PSF excludes the GLA of lessee-owned leasehold improvements.
(3) Major tenants exclude non-owned major tenants.
(4) Represents partial sale of property. Data presented reflects only the portion of property sold.

Supplemental Disclosure - Three Months Ended June 30, 2025	Page 18

f

ANCHOR SPACE REPOSITIONING SUMMARY					↩ Table of Contents
Dollars in thousands

	Property Name	CBSA			Description

IN PROCESS ANCHOR SPACE REPOSITIONINGS
New Projects Added To In Process Pipeline During The Three Months Ended June 30, 2025
1	Old Bridge Gateway	New York-Newark-Jersey City, NY-NJ			Remerchandise former Robert Wood Johnson Fitness with a 22K SF Ross Dress for Less and additional retailers
In Process Projects
2	Springdale	Mobile, AL			Remerchandise former Michaels with a 10K SF Five Below and additional retailers
3	Carmen Plaza	Oxnard-Thousand Oaks-Ventura, CA			Remerchandise former 24 Hour Fitness with a 37K SF specialty grocer
4	Northeast Plaza	Atlanta-Sandy Springs-Roswell, GA			Combine adjacent spaces for a 24K SF Burlington Stores
5	Pine Tree Shopping Center	Portland-South Portland, ME			Remerchandise former Big Lots with a 25K SF ALDI
6	Arborland Center	Ann Arbor, MI			Remerchandise former Bed Bath & Beyond with a 22K SF Marshalls (relocated from within the center) and a 20K SF HomeGoods; backfill former Marshalls with a 22K SF Ross Dress for Less and an 11K SF Boot Barn
7	Sun Ray Shopping Center - Project II	Minneapolis-St. Paul-Bloomington, MN-WI			Remerchandise former TJ Maxx and adjacent small shop space with a 19K SF Burlington Stores and additional retailers
8	Capitol Shopping Center	Concord, NH			Rightsize existing Burlington Stores to 23K SF to accommodate the addition of a 13K SF Boot Barn, a 10K SF Five Below, and a 9K SF Ulta
9	Roanoke Plaza	New York-Newark-Jersey City, NY-NJ			Remerchandise former TJ Maxx with a 22K SF Ross Dress for Less and a 15K SF Boot Barn
10	Western Hills Plaza	Cincinnati, OH-KY-IN			Remerchandise former Staples with a 20K SF Ross Dress for Less and a 7K SF Rally House
11	Kingston Overlook	Knoxville, TN			Remerchandise former Badcock Furniture with a 24K SF Sprouts Farmers Market
12	Ridglea Plaza	Dallas-Fort Worth-Arlington, TX			Combine adjacent spaces for a 53K SF EōS Fitness
13	Northshore - Project II	Houston-Pasadena-The Woodlands, TX			Remerchandise and expand former Sellers Bros. with a 30K SF El Rancho (Heritage Grocers)

	Number of Projects	Net Estimated Costs (2)	Gross Costs to Date	Expected NOI Yield (2)
Total In Process	13	$63,400	$28,400	7% - 14%
STABILIZED ANCHOR SPACE REPOSITIONINGS

Projects Stabilized During the Three Months Ended June 30, 2025
1	Rivercrest Shopping Center	Chicago-Naperville-Elgin, IL-IN			Remerchandise former Best Buy with a 55K SF Tony's Fresh Market (Heritage Grocers)
2	Bedford Grove	Manchester-Nashua, NH			Remerchandise former Bed Bath & Beyond with a 29K SF Planet Fitness and an additional retailer
Projects Stabilized During the Three Months Ended March 31, 2025
3	Gateway Plaza	Los Angeles-Long Beach-Anaheim, CA			Remerchandise former Party City with an 11K SF Five Below and a 4K SF Wells Fargo
4	Arapahoe Crossings	Denver-Aurora-Centennial, CO			Remerchandise former Stein Mart with a 17K SF Ace Hardware and a 13K SF Activate
5	Coastal Way - Coastal Landing - Project II	Tampa-St. Petersburg-Clearwater, FL			Demolish former Sears to accommodate construction of a 104K SF BJ's Wholesale Club
6	Franklin Square	Charlotte-Concord-Gastonia, NC-SC			Rightsize existing Pep Boys to 8K SF to accommodate the addition of a 14K SF Boot Barn

	Number of Projects	Net Project Costs (2)	NOI Yield (2)
Total Stabilized	6	$27,050	14%

(1) Reflects gross project costs less any project specific credits (lease termination fees or other ancillary credits).

The in process projects listed above are actively underway and reflect projects for which leases have been signed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these projects or that the net estimated costs or expected NOI yields will be the amounts shown. The net estimated costs and expected NOI yields are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.

Supplemental Disclosure - Three Months Ended June 30, 2025	Page 19

OUTPARCEL DEVELOPMENT SUMMARY							↩ Table of Contents
Dollars in thousands

				Stabilization	Net Estimated	Gross Costs	Expected
	Property Name	CBSA	Project Description	Quarter	Costs (1)	to Date	NOI Yield (1)
IN PROCESS OUTPARCEL DEVELOPMENTS

	New Projects Added To In Process Pipeline During The Three Months Ended June 30, 2025
1	Coconut Creek Plaza	Miami-Fort Lauderdale-West Palm Beach, FL	Demolition of former outparcel and construction of a 2K SF Fifth Third Bank	Dec-25	$150	$100	113%
2	Beltway South	Houston-Pasadena-The Woodlands, TX	Construction of a 7K SF Mavis Tire	Sep-26	50	50	90%

	In Process Projects
3	Collegeville Shopping Center - Project I	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Demolition of former outparcel and construction of a 2K SF Chase Bank	Sep-25	150	100	76%
4	Paradise Pavilion	Milwaukee-Waukesha, WI	Construction of a 1K SF 7 Brew with a drive-thru	Sep-25	750	500	9%
5	Crown Point	Columbus, OH	Construction of a 0.3K SF Biggby Coffee with a drive-thru	Dec-25	150	—	38%
6	Whitehall Square	Allentown-Bethlehem-Easton, PA-NJ	Construction of a 6K SF Mister Car Wash	Dec-25	200	200	93%
7	Collegeville Shopping Center - Project II	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Construction of a 1K SF 7 Brew with a drive-thru	Dec-25	100	100	80%
8	Pacoima Center	Los Angeles-Long Beach-Anaheim, CA	Construction of a 3K SF Starbucks with a drive-thru	Mar-26	950	450	28%
9	Laurel Square	New York-Newark-Jersey City, NY-NJ	Construction of a 5K SF multi-tenant outparcel, including a 3K SF Chipotle with a drive-thru and a 2K SF Quickway Japanese Hibachi; and construction of a 3K SF Starbucks with a drive-thru	Jun-26	3,200	850	15%

	TOTAL IN PROCESS OUTPARCEL DEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE				$5,700	$2,350	26%

				Stabilization		Net Project
	Property Name	CBSA	Project Description	Quarter		Costs (1,2)	NOI Yield (1,2)
STABILIZED OUTPARCEL DEVELOPMENTS
	Projects Stabilized During the Three Months Ended June 30, 2025
1	Redford Plaza	Detroit-Warren-Dearborn, MI	Construction of a 4K SF Clean Express Auto Wash	Jun-25		$350	26%

	Projects Stabilized During the Three Months Ended March 31, 2025
2	Panama City Square	Panama City-Panama City Beach, FL	Construction of a 6K SF LongHorn Steakhouse	Mar-25		1,600	9%
3	Mansell Crossing	Atlanta-Sandy Springs-Roswell, GA	Construction of an 11K SF Cooper’s Hawk Winery & Restaurant	Mar-25		5,000	10%

	TOTAL STABILIZED OUTPARCEL DEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE					$6,950	10%

(1) Reflects gross project costs less any project specific credits (lease termination fees or other ancillary credits).
(2) Net project costs and NOI yields may vary from those previously disclosed due to final project reconciliations.

The in process projects listed above are actively underway and reflect projects for which leases have been signed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these projects, that the net estimated costs or expected NOI yields will be the amounts shown, or that stabilization will occur as anticipated. The net estimated costs, expected NOI yields, and anticipated stabilization dates are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.

Supplemental Disclosure - Three Months Ended June 30, 2025	Page 20

REDEVELOPMENT SUMMARY								↩ Table of Contents
Dollars in thousands

							Net	Gross	Expected
					Property	Stabilization	Estimated	Costs	NOI
	Property Name		CBSA	Project Description	Acreage	Quarter	Costs (1)	to Date	Yield (1)
IN PROCESS REDEVELOPMENTS
1	Puente Hills Town Center		Los Angeles-Long Beach-Anaheim, CA	Redevelopment and expansion of several in-line retail spaces to accommodate a 20K SF ALDI; remerchandise existing adjacent small shop space including a 9K SF Five Below, an 8K SF Skechers, and a 5K SF Bath and Body Works; and shopping center upgrades including parking and sidewalk improvements	11	Sep-25	$4,900	$4,300	8%
2	College Plaza		New York-Newark-Jersey City, NY-NJ	Redevelopment of former Bob's Stores and adjacent retail space with a 21K SF Burlington Stores; remerchandise former Blink Fitness with a 10K SF Five Below and an 8K SF Ulta; construction of outparcels including a 5K SF Chick-fil-A and a 4K SF Aspen Dental; and shopping center upgrades including façade and sidewalk renovations	25	Sep-25	12,900	12,150	10%
3	Barn Plaza		Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Remerchandise former anchor space with a 44K SF Whole Foods Market (Amazon) and an 11K SF Barnes & Noble; demolition of 5K SF to accommodate construction of an 8K SF multi-tenant outparcel including a 4K SF First Watch, a 2K SF Chipotle, and additional retailers; and shopping center upgrades including façade renovations and common area enhancements	42	Sep-25	14,550	12,950	9%
4	Jones Plaza		Houston-Pasadena-The Woodlands, TX	Relocation and expansion of existing Aaron's to 14K SF to accommodate a 15K SF La Michoacana Supermarket; and shopping center upgrades including façade renovations	9	Sep-25	2,150	2,050	15%
5	The Davis Collection		Sacramento-Roseville-Folsom, CA	Extensive redevelopment, reconfiguration, and rebranding of center including demolition of 92K SF to accommodate construction of a 25K SF Nordstrom Rack, a 17K SF PetSmart, a 10K SF Ulta, and approximately 20K SF of additional retail surrounding an outdoor community courtyard; construction of two multi-tenant outparcel buildings including a 4K SF Urban Plates, a 3K SF The Melt, a 2K SF Mendocino Farms, and additional retailers; and shopping center upgrades including construction of pedestrian plazas and walkways, new landscaping and signage, and parking enhancements	8	Dec-25	45,950	42,000	8%
6	Burlington Square I, II & III (2)		Boston-Cambridge-Newton, MA-NH	Redevelopment and reconfiguration of center to accommodate new retailers including a 5K SF Tatte Bakery & Cafe, a 4K SF Life Alive Organic Cafe, and a 2K SF YogaSix; and shopping center upgrades including façade and sidewalk renovations, new landscaping and stormwater improvements, and common area enhancements	7	Dec-25	8,850	5,550	12%
7	Wynnewood Village - Phase IV (3)		Dallas-Fort Worth-Arlington, TX	Ground-up construction of a 111K SF Target; remerchandise of existing anchor space with a 26K SF Burlington Stores; and shopping center upgrades including façade renovations, landscaping enhancements, signage upgrades, and parking lot improvements	65	Dec-25	32,650	18,550	9%
8	Tinley Park Plaza (4)		Chicago-Naperville-Elgin, IL-IN	Redevelopment of former Walt's and adjacent space with a 22K SF Ross Dress for Less, a 9K SF Five Below, and additional retailers; construction of a 5K SF Fifth Third Bank outparcel; and shopping center upgrades including façade and roof renovations	22	Jun-26	11,550	11,150	13%
9	Hillcrest Market Place		Spartanburg, SC	Redevelopment and reconfiguration of adjacent small shop space to accommodate addition of a 6K SF J.Crew, a 5K SF Hallmark, and additional retailers surrounding a newly constructed outdoor community courtyard; and shopping center upgrades including façade, landscaping, and common area enhancements	38	Jun-26	5,000	2,350	10%
10	Preston Park Village (5)		Dallas-Fort Worth-Arlington, TX	Redevelopment of former Kroger with a 24K SF HomeGoods and a 13K SF Petco; construction of a 3K SF outparcel; and shopping center upgrades including expansion and upgrade of existing outdoor dining patios, façade renovations, parking reconfiguration, and landscaping and signage enhancements	26	Jun-26	35,050	28,450	8%
11	Pointe Orlando - Phase II		Orlando-Kissimmee-Sanford, FL	Remerchandise with relevant retailers including a 10K SF Activate and a 10K SF Dick's Last Resort; rebranding and reconfiguration of first level to match Phase I improvements including an entry roadway and valet; and extensive shopping center upgrades including façade, landscaping and lighting upgrades and common area enhancements including public seating areas and improved pedestrian plazas	17	Dec-26	36,700	17,450	13%
12	Sunrise Town Center		Miami-Fort Lauderdale-West Palm Beach, FL	Demolition of 52K SF former fitness center to accommodate construction of a 47K SF Publix; reconfigure and remerchandise several small shop spaces; and shopping center upgrades including façade renovations and parking lot improvements	17	Mar-27	12,050	550	14%
13	Dalewood I, II & III Shopping Center		New York-Newark-Jersey City, NY-NJ	Redevelopment of former Christmas Tree Shops with a 21K SF Sprouts Farmers Market and an additional retailer; remerchandise 19K SF of retail space with restaurants; and shopping center upgrades including façade renovations and parking lot reconfiguration	6	Mar-27	10,750	1,200	7%
14	Wynnewood Village - Phase V		Dallas-Fort Worth-Arlington, TX	Redevelopment of vacant outparcel pads, including the construction of a multi-tenant outparcel building for a 3K SF Cava and a 2K SF Chipotle, construction of a 3K SF Chase outparcel, and the construction of a 6K SF restaurant outparcel; reconfiguration of inline retail space to accommodate a 24K SF junior anchor and additional retailers; and shopping center upgrades including façade renovations, landscaping enhancements, and parking lot improvements	65	Jun-27	15,200	400	9%
15	Westridge Court / Block 59	1	Chicago-Naperville-Elgin, IL-IN	Redevelopment, reconfiguration, and rebranding of center, including the demolition of an underutilized two-story building, to accommodate the addition of a vibrant restaurant and entertainment district with an event plaza through the construction of multiple outparcels including a 9K SF The Cheesecake Factory, an 8K SF Yard House, an 8K SF Ruth's Chris Steak House, a 3K SF Shake Shack, and a 2K SF Stan's Donuts; construction of additional multi-tenant outparcels including a 7K SF Piccolo Buco and a 4K SF First Watch and a 3K SF Velvet Taco, a 2K SF Crisp & Green, and a 2K SF Fresh Fin; and shopping center upgrades including new landscaping, signage, lighting, and improved vehicular and pedestrian circulation and connectivity	82	Sep-27	56,950	30,050	9%
	TOTAL IN PROCESS REDEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE						$305,200	$189,150	10%

Supplemental Disclosure - Three Months Ended June 30, 2025	Page 21

REDEVELOPMENT SUMMARY						↩ Table of Contents
Dollars in thousands

				Property	Stabilization	Net Project	NOI
	Property Name	CBSA	Project Description	Acreage	Quarter	Costs (1,6)	Yield (1,6)
STABILIZED REDEVELOPMENTS
	Projects Stabilized During The Three Months Ended June 30, 2025
1	WaterTower Plaza	Worcester, MA	Redevelopment of former Shaw's with a 46K SF grocer; reconfigure and remerchandise adjacent small shop space including an 11K SF Five Below and a 9K SF Ulta; and shopping center upgrades including the addition of patio areas, façade renovations, and parking enhancements	27	Jun-25	$11,200	10%

	TOTAL STABILIZED REDEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE					$11,200	10%

(1) Reflects gross project costs less any project specific credits (lease termination fees or other ancillary credits).
(2) Net project costs exclude $0.1M of project specific credits (lease termination fees or other ancillary credits).
(3) Net project costs exclude $2.7M of project specific credits (lease termination fees or other ancillary credits).
(4) Net project costs exclude $2.5M of project specific credits (lease termination fees or other ancillary credits).
(5) Net project costs exclude $0.2M of project specific credits (lease termination fees or other ancillary credits).
(6) Net project costs and NOI yields may vary from those previously disclosed due to final project reconciliations.

The in process projects listed above are actively underway and reflect projects for which leases have been signed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these projects, that the net estimated costs or expected NOI yields will be the amounts shown, or that stabilization will occur as anticipated. The net estimated costs, expected NOI yields, and anticipated stabilization dates are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.

Supplemental Disclosure - Three Months Ended June 30, 2025	Page 22

FUTURE REDEVELOPMENT OPPORTUNITIES			↩ Table of Contents

	Property Name	CBSA	Project Description

MAJOR REDEVELOPMENTS
1	Village at Mira Mesa	San Diego-Chula Vista-Carlsbad, CA	Redevelopment of existing anchor space for potential residential rental component
2	Venetian Isle Shopping Ctr	Miami-Fort Lauderdale-West Palm Beach, FL	Redevelopment of existing anchor space for new anchor prototype, potential outparcel development
3	Britton Plaza	Tampa-St. Petersburg-Clearwater, FL	Redevelopment and reposition of existing center with new anchor prototype
4	Dolphin Village	Tampa-St. Petersburg-Clearwater, FL	Extensive repositioning and reconfiguration, densification of site
5	Kings Market	Atlanta-Sandy Springs-Roswell, GA	Redevelopment and repositioning of shopping center, densification of site
6	Kings Park Plaza	New York-Newark-Jersey City, NY-NJ	Redevelopment of shopping center to leverage proximity to area transit, remerchandise with multiple retailers, potential multi-family component
7	Morris Hills Shopping Center	New York-Newark-Jersey City, NY-NJ	Densification of site, including multi-tenant outparcel development, potential multi-family component
8	Rockland Plaza	New York-Newark-Jersey City, NY-NJ	Extensive redevelopment and repositioning of shopping center, multiple outparcel developments
9	Three Village Shopping Center	New York-Newark-Jersey City, NY-NJ	Extensive repositioning and reconfiguration, densification of site
10	Roosevelt Mall - Future Phases	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Extensive repositioning and reconfiguration, densification of site
11	Market Plaza	Dallas-Fort Worth-Arlington, TX	Extensive redevelopment and repositioning of shopping center, remerchandise with potential medical office component
12	Wynnewood Village - Future Phases	Dallas-Fort Worth-Arlington, TX	Redevelopment and repositioning of shopping center, densification of site

MINOR REDEVELOPMENTS
1	Brea Gateway	Los Angeles-Long Beach-Anaheim, CA	Reposition of former anchor which may include site densification with addition of outparcel pad development
2	Metro 580	San Francisco-Oakland-Fremont, CA	Redevelopment of existing anchor space for multiple retailers
3	Arvada Plaza	Denver-Aurora-Centennial, CO	Redevelopment and repositioning of shopping center
4	The Plaza at Buckland Hills (1)	Hartford-West Hartford-East Hartford, CT	Redevelopment and repositioning of shopping center, densification of site
5	Colonial Commons - Orange	New Haven, CT	Redevelopment and repositioning of shopping center
6	East Port Plaza	Port St. Lucie, FL	Redevelopment and repositioning of shopping center
7	Rutland Plaza	Tampa-St. Petersburg-Clearwater, FL	Redevelopment and repositioning of shopping center
8	Tyrone Gardens	Tampa-St. Petersburg-Clearwater, FL	Redevelopment and repositioning of shopping center
9	Northeast Plaza - Future Phases	Atlanta-Sandy Springs-Roswell, GA	Redevelopment of existing anchor space for multiple retailers, densification of site
10	Vineyards at Chateau Elan	Atlanta-Sandy Springs-Roswell, GA	Redevelopment and repositioning of shopping center
11	High Point Centre	Chicago-Naperville-Elgin, IL-IN	Redevelopment and repositioning of shopping center
12	North Riverside Plaza	Chicago-Naperville-Elgin, IL-IN	Redevelopment and reposition of rear portion of shopping center
13	Ridge Plaza	Chicago-Naperville-Elgin, IL-IN	Redevelopment and repositioning of shopping center
14	Meridian Village	Indianapolis-Carmel-Greenwood, IN	Redevelopment and repositioning of shopping center
15	Burlington Square I, II & III - Future Phases	Boston-Cambridge-Newton, MA-NH	Redevelopment and repositioning of shopping center
16	Maple Village	Ann Arbor, MI	Redevelopment and repositioning of shopping center, densification of site
17	Richfield Hub	Minneapolis-St. Paul-Bloomington, MN-WI	Redevelopment and repositioning of shopping center, densification of site
18	Sun Ray Shopping Center - Future Phases	Minneapolis-St. Paul-Bloomington, MN-WI	Redevelopment and repositioning of shopping center
19	Wallkill Plaza	Kiryas Joel-Poughkeepsie-Newburgh, NY	Redevelopment of existing anchor spaces, remerchandise shop space and façade renovation
20	Suffolk Plaza	New York-Newark-Jersey City, NY-NJ	Densification of site, including multi-tenant outparcel development
21	Tinton Falls Plaza	New York-Newark-Jersey City, NY-NJ	Redevelopment and repositioning of shopping center
22	West Center	New York-Newark-Jersey City, NY-NJ	Redevelopment and repositioning of shopping center, densification of site
23	North Ridge Shopping Center	Raleigh-Cary, NC	Redevelopment of existing anchor space for multiple retailers, densification of site
24	Parkway Plaza	Winston-Salem, NC	Reposition of former anchors which may include site densification with addition of outparcel pad development
25	South Towne Centre	Dayton-Kettering-Beavercreek, OH	Redevelopment of existing anchor space for multiple retailers
26	69th Street Plaza	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment of existing anchor space for multiple retailers, densification of site
27	Barn Plaza - Future Phases	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment of existing anchor space for multiple retailers, densification of site

Supplemental Disclosure - Three Months Ended June 30, 2025	Page 23

FUTURE REDEVELOPMENT OPPORTUNITIES			↩ Table of Contents

	Property Name	CBSA	Project Description

28	Bristol Park	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment of existing anchor space, inline shop space and façade renovation
29	Valley Fair	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Reposition of former anchor and façade renovation
30	Warminster Towne Center	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment and repositioning of shopping center, densification of site
31	Circle Center	Hilton Head Island-Bluffton-Port Royal, SC	Redevelopment and repositioning of shopping center
32	Arboretum Village	Dallas-Fort Worth-Arlington, TX	Densification of site, including multi-tenant outparcel development
33	Preston Park Village - Future Phases	Dallas-Fort Worth-Arlington, TX	Redevelopment and repositioning of shopping center
34	Stevens Park Village	Dallas-Fort Worth-Arlington, TX	Redevelopment and repositioning of shopping center
35	Braesgate	Houston-Pasadena-The Woodlands, TX	Redevelopment of existing anchor space for multiple retailers
36	Clear Lake Camino South	Houston-Pasadena-The Woodlands, TX	Redevelopment of existing anchor space for multiple retailers, densification of site
37	Lake Pointe Village	Houston-Pasadena-The Woodlands, TX	Reposition of existing vacant space and site densification
38	Maplewood	Houston-Pasadena-The Woodlands, TX	Redevelopment of existing anchor space for multiple retailers, densification of site
39	Merchants Park	Houston-Pasadena-The Woodlands, TX	Redevelopment of existing anchor space for multiple retailers
40	Hanover Square	Richmond, VA	Densification of site, including multi-tenant outparcel development

(1) Indicates project added to the pipeline during the three months ended June 30, 2025.

The Company has identified potential future reinvestment opportunities at the properties listed above. Many of these opportunities are, or will soon be, in preliminary planning phases and as such, may not ultimately become active reinvestments. Proceeding with these reinvestments could be subject to factors outside of the Company’s control which could delay, suspend, or defer the expected opportunity or timing of execution. While the Company believes that these projects are likely to become active in the near-term, it should be noted that this list will fluctuate as projects become active, or are suspended or otherwise rescheduled. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended
December 31, 2024.

Supplemental Disclosure - Three Months Ended June 30, 2025	Page 24

>	PORTFOLIO SUMMARY

Supplemental Disclosure
Three Months Ended June 30, 2025

PORTFOLIO OVERVIEW								↩ Table of Contents
Dollars in thousands, except per square foot amounts

		As of:
		6/30/25	3/31/25	12/31/24	9/30/24	6/30/24

Number of properties		360	361	363	360	360
GLA		63,621,719	63,687,360	64,016,521	63,445,487	63,750,978
Percent billed		89.7%	90.0%	91.4%	91.9%	91.4%
Percent leased		94.2%	94.1%	95.2%	95.6%	95.4%
TOTAL ≥ 10,000 SF		95.6%	95.7%	97.2%	97.7%	97.5%
TOTAL < 10,000 SF		91.2%	90.8%	91.1%	91.1%	90.8%
ABR		$1,017,857	$1,008,053	$1,010,148	$994,562	$987,681
ABR PSF		$18.07	$17.94	$17.66	$17.44	$17.26

PORTFOLIO BY UNIT SIZE AS OF 6/30/25
	Number of Units	GLA	Percent of GLA	Percent Billed	Percent Leased	ABR	Percent of ABR	ABR PSF
≥ 35,000 SF	388	22,021,091	34.6%	93.8%	97.0%	$217,682	21.4%	$11.62
20,000 - 34,999 SF	485	12,617,697	19.9%	87.7%	94.7%	153,938	15.1%	12.98
10,000 - 19,999 SF	619	8,478,847	13.3%	89.1%	93.0%	129,157	12.7%	16.80
5,000 - 9,999 SF	1,094	7,563,288	11.9%	86.2%	91.6%	150,495	14.8%	22.55
< 5,000 SF	5,993	12,940,796	20.3%	87.2%	91.0%	366,585	36.0%	32.27
TOTAL	8,579	63,621,719	100.0%	89.7%	94.2%	$1,017,857	100.0%	$18.07

TOTAL ≥ 10,000 SF	1,492	43,117,635	67.8%	91.1%	95.6%	$500,777	49.2%	$13.08
TOTAL < 10,000 SF	7,087	20,504,084	32.2%	86.8%	91.2%	517,080	50.8%	28.67

Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended June 30, 2025	Page 26

PORTFOLIO COMPOSITION
Dollars in thousands

NATIONAL / REGIONAL AND LOCAL TENANTS

Percent of Portfolio Leased GLA	Percent of Portfolio ABR

ANCHOR AND SMALL SHOP TENANTS

Percent of Portfolio Leased GLA	Percent of Portfolio ABR

↩ Table of Contents

Merchandise Mix	ABR	Percent of ABR

Restaurants	177,999	18%
Grocery	142,264	14%
Personal services	81,746	8%
Off-price apparel	69,013	7%
Fitness / sports	64,368	6%
Medical	56,743	6%
Value apparel, shoes, accessories	53,290	5%
General merchandise (department, gift, etc.)	44,797	4%
Home décor	43,256	4%
Health & beauty	34,142	3%
Entertainment	28,290	3%
Pet	28,111	3%
Financial services	26,804	3%
General merchandise (discount / dollar)	24,102	2%
Hobby & crafts	23,588	2%
Electronics & appliance	22,807	2%
Home improvement	18,040	2%
Sporting goods	16,408	2%
Other (1)	62,089	6%

TOTAL	$1,017,857	100%

(1) Other represents categories with percent of ABR of 1% or less including auto, liquor, mail / shipping and other services, office supply, party, pharmacy, and professional services.

Supplemental Disclosure - Three Months Ended June 30, 2025	Page 27

TOP FORTY RETAILERS RANKED BY ABR								↩ Table of Contents
Dollars in thousands, except per square foot amounts
	Retailer	Owned Leases (1)	Leased GLA (1)	Percent of GLA (1)	ABR (1)	Percent of ABR (1)	ABR PSF (1)
1	The TJX Companies, Inc. (2)	89	2,561,244	4.0%	$33,077	3.2%	$12.91
2	The Kroger Co. (3)	45	3,037,909	4.8%	23,315	2.3%	7.67
3	Burlington Stores, Inc.	45	1,722,602	2.7%	20,980	2.1%	12.18
4	Dollar Tree Stores, Inc. (4)	118	1,345,279	2.1%	16,665	1.6%	12.39
5	Ross Stores, Inc (5)	49	1,233,184	1.9%	15,980	1.6%	12.96
6	Publix Super Markets, Inc.	32	1,490,442	2.3%	14,904	1.5%	10.00
7	Five Below, Inc.	66	632,831	1.0%	12,873	1.3%	20.34
8	Amazon.com, Inc. / Whole Foods Market Services, Inc.	18	654,621	1.0%	12,089	1.2%	18.47
9	L.A Fitness International, LLC (6)	14	562,162	0.9%	11,081	1.1%	19.71
10	PetSmart, Inc.	28	609,077	1.0%	10,462	1.0%	17.18

		504	13,849,351	21.7%	171,426	16.9%	12.38

11	Ulta Beauty, Inc.	38	414,518	0.7%	10,160	1.0%	24.51
12	Albertson's Companies, Inc (7)	14	750,202	1.2%	9,877	1.0%	13.17
13	Ahold Delhaize (8)	14	776,178	1.2%	8,844	0.9%	11.39
14	PETCO Animal Supplies, Inc.	34	468,911	0.7%	8,419	0.8%	17.95
15	The Michaels Companies, Inc.	24	544,061	0.9%	7,291	0.7%	13.40
16	Kohl's Corporation	12	876,048	1.4%	6,940	0.7%	7.92
17	Barnes & Noble, Inc. (9)	18	352,382	0.6%	6,115	0.6%	17.35
18	Sprouts Farmers Market, Inc.	9	245,212	0.4%	6,043	0.6%	24.64
19	Best Buy Co., Inc. (10)	11	399,051	0.6%	5,522	0.5%	13.84
20	JP Morgan Chase & Co.	25	95,032	0.1%	5,109	0.5%	53.76

		703	18,770,946	29.5%	245,746	24.2%	13.09

21	CVS Health	14	218,744	0.3%	5,095	0.5%	23.29
22	Harbor Freight Tools	22	388,512	0.6%	4,797	0.5%	12.35
23	Bath & Body Works, Inc.	45	188,997	0.3%	4,781	0.5%	25.30
24	Gap, Inc. (11)	14	233,319	0.4%	4,681	0.5%	20.06
25	ALDI (12)	17	474,794	0.7%	4,635	0.5%	9.76
26	Hobby Lobby Stores, Inc.	11	604,732	1.0%	4,547	0.4%	7.52
27	Chipotle Mexican Grill, Inc.	36	87,649	0.1%	4,492	0.4%	51.25
28	Trader Joe's Company, Inc.	12	159,055	0.3%	4,312	0.4%	27.11
29	National Vision, Inc. (13)	39	143,199	0.2%	4,205	0.4%	29.36
30	JD Sports Fashion Plc (14)	33	206,864	0.3%	4,196	0.4%	20.28
31	Wells Fargo & Company	18	77,304	0.1%	4,139	0.4%	53.54
32	Starbucks Corporation	38	73,266	0.1%	4,052	0.4%	55.31
33	Staples, Inc.	15	302,603	0.5%	3,952	0.4%	13.06
34	DICK's Sporting Goods, Inc. (15)	9	305,476	0.5%	3,896	0.4%	12.75
35	AMC Entertainment	4	200,955	0.3%	3,863	0.4%	19.22
36	Designer Brands, Inc. (DSW)	12	232,077	0.4%	3,788	0.4%	16.32
37	Wakefern Food Corporation (16)	4	230,254	0.4%	3,500	0.3%	15.20
38	Skechers U.S.A., Inc.	20	187,300	0.3%	3,491	0.3%	18.64
39	Bank of America, NA	24	79,073	0.1%	3,478	0.3%	43.98
40	At Home Stores LLC	5	453,656	0.7%	3,438	0.3%	7.58

	TOTAL TOP 40 RETAILERS	1,095	23,618,775	37.1%	$329,084	32.3%	$13.93

(1) Includes only locations which are owned or guaranteed by the parent company. Excludes		(6) Includes LA Fitness-7, Esporta Fitness-4, XSport Fitness-2, and City Sports Club-1.				(12) Includes ALDI-14 and Winn-Dixie-3 (expected banner conversion).
all franchise locations.		(7) Includes Tom Thumb-3, Vons-3, Acme-2, Jewel-Osco-2, Albertsons-1, El Rancho (sublease)-1,				(13) Includes America's Best Contacts & Eyeglasses-37 and Eyeglass World-2.
(2) Includes T.J. Maxx-29, Marshalls-27, HomeGoods-20, Sierra Trading Post-5,		Shop & Save Market-1, and Star Market-1.				(14) Includes Hibbett-19, JD Sports-6, DTLR-4, City Gear-2, and Shoe Palace-2.
Marshalls/HomeGoods-4, HomeSense-2 and T.J. Maxx/HomeGoods-2.		(8) Includes Giant Food-6, Super Stop & Shop-4, Food Lion-2, ShopRite (sublease)-1, and				(15) Includes Golf Galaxy-4, DICK'S Sporting Goods Warehouse Sale-3,
(3) Includes Kroger-32, King Soopers-4, Ralphs-3, Harris Teeter-2, Dillons-1, Food 4 Less-1,		non-grocer (sublease)-1.				and DICK'S Sporting Goods-2.
Pay Less-1, and Pick 'N Save-1.		(9) Includes Barnes & Noble-16 and Paper Source-2.				(16) Includes ShopRite-3 and Price Rite Marketplace-1.
(4) Includes Dollar Tree-109 and Family Dollar-9.		(10) Includes Best Buy-10 and Yardbird-1.
(5) Includes Ross Dress for Less-44 and dd's Discounts-5.		(11) Includes Old Navy-12 and Gap Factory-2.

Supplemental Disclosure - Three Months Ended June 30, 2025	Page 28

NEW & RENEWAL LEASE SUMMARY												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Tenant Improvements and Allowances PSF	Third-Party Leasing Commissions PSF	Weighted Average Lease Term (years)	Comparable Only
	Leases	GLA	New ABR	New ABR PSF				Leases	GLA	New ABR PSF	Old ABR PSF	Rent Spread
	TOTAL - NEW, RENEWAL & OPTION LEASES
Three months ended 6/30/25	459	2,465,322	$51,085	$20.72	$3.65	$2.61	6.9	386	2,108,780	$20.00	$16.75	19.4%
Three months ended 3/31/25	334	2,247,394	42,614	18.96	2.42	1.71	6.4	278	1,949,529	18.29	15.91	15.0%
Three months ended 12/31/24	366	2,531,648	44,320	17.51	2.31	2.23	7.0	300	2,226,695	16.77	14.45	16.1%
Three months ended 9/30/24	316	2,073,869	36,141	17.43	3.05	2.08	6.7	248	1,731,207	16.52	14.25	15.9%
TOTAL - TWELVE MONTHS ENDED 6/30/25	1,475	9,318,233	$174,160	$18.69	$2.86	$2.17	6.7	1,212	8,016,211	$17.94	$15.37	16.7%

	NEW & RENEWAL LEASES ONLY
Three months ended 6/30/25	400	1,708,956	$40,673	$23.80	$5.27	$3.77	7.8	327	1,352,414	$23.49	$18.91	24.2%
Three months ended 3/31/25	269	1,294,992	28,892	22.31	4.20	2.97	7.4	213	997,127	21.99	18.25	20.5%
Three months ended 12/31/24	313	1,525,365	31,794	20.84	3.83	3.69	8.2	247	1,220,412	20.33	16.80	21.0%
Three months ended 9/30/24	263	1,123,202	25,815	22.98	5.64	3.84	8.1	195	780,540	23.42	19.23	21.8%
TOTAL - TWELVE MONTHS ENDED 6/30/25	1,245	5,652,515	$127,174	$22.50	$4.71	$3.58	7.9	982	4,350,493	$22.25	$18.23	22.1%

NEW LEASES
Three months ended 6/30/25	153	922,941	$20,459	$22.17	$8.31	$6.98	9.8	81	570,079	$20.44	$14.21	43.8%
Three months ended 3/31/25	104	535,386	12,181	22.75	9.63	7.16	10.7	48	237,521	21.97	14.89	47.5%
Three months ended 12/31/24	137	828,952	16,845	20.32	6.23	6.77	10.3	72	529,064	18.89	14.06	34.4%
Three months ended 9/30/24	110	561,826	12,739	22.67	8.88	7.68	10.3	43	223,076	23.64	17.93	31.8%
TOTAL - TWELVE MONTHS ENDED 6/30/25	504	2,849,105	$62,224	$21.84	$8.06	$7.09	10.2	244	1,559,740	$20.61	$14.79	39.4%

RENEWAL LEASES
Three months ended 6/30/25	247	786,015	$20,214	$25.72	$1.69	$0.01	5.5	246	782,335	$25.72	$22.34	15.1%
Three months ended 3/31/25	165	759,606	16,711	22.00	0.38	0.02	5.1	165	759,606	22.00	19.30	14.0%
Three months ended 12/31/24	176	696,413	14,949	21.47	0.97	0.03	5.7	175	691,348	21.43	18.90	13.4%
Three months ended 9/30/24	153	561,376	13,076	23.29	2.39	—	5.8	152	557,464	23.33	19.75	18.1%
TOTAL - TWELVE MONTHS ENDED 6/30/25	741	2,803,410	$64,950	$23.17	$1.30	$0.01	5.5	738	2,790,753	$23.17	$20.14	15.0%

OPTION LEASES
Three months ended 6/30/25	59	756,366	$10,412	$13.77	$—	$—	5.0	59	756,366	$13.77	$12.89	6.8%
Three months ended 3/31/25	65	952,402	13,722	14.41	—	—	5.0	65	952,402	14.41	13.45	7.1%
Three months ended 12/31/24	53	1,006,283	12,526	12.45	—	—	5.1	53	1,006,283	12.45	11.59	7.4%
Three months ended 9/30/24	53	950,667	10,326	10.86	—	—	5.0	53	950,667	10.86	10.16	6.9%
TOTAL - TWELVE MONTHS ENDED 6/30/25	230	3,665,718	$46,986	$12.82	$—	$—	5.0	230	3,665,718	$12.82	$11.97	7.1%

LEASES BY ANCHOR AND SMALL SHOP	Three Months Ended 6/30/25						Twelve Months Ended 6/30/25
	% of Leases	GLA	% of GLA	% of ABR	New ABR PSF	Rent Spread (1)	% of Leases	GLA	% of GLA	% of ABR	New ABR PSF	Rent Spread (1)
Anchor Leases (≥ 10,000 SF)
Total - New, Renewal & Option Leases	12%	1,397,722	57%	38%	$14.05	25.4%	15%	6,000,996	64%	45%	$13.00	16.8%
New & Renewal Leases Only	9%	793,560	46%	32%	16.57	44.0%	10%	2,853,054	50%	35%	15.76	29.7%
New Leases	16%	544,342	59%	45%	17.10	72.5%	13%	1,638,463	58%	41%	15.63	55.8%
Renewal Leases	5%	249,218	32%	19%	15.44	14.6%	8%	1,214,591	43%	30%	15.93	14.6%
Option Leases	34%	604,162	80%	62%	10.73	4.8%	43%	3,147,942	86%	70%	10.49	5.9%
Small Shop Leases (< 10,000 SF)
Total - New, Renewal & Option Leases	88%	1,067,600	43%	62%	$29.46	16.0%	85%	3,317,237	36%	55%	$28.99	16.6%
New & Renewal Leases Only	91%	915,396	54%	68%	30.06	17.0%	90%	2,799,461	50%	65%	29.37	18.2%
New Leases	84%	378,599	41%	55%	29.46	22.4%	87%	1,210,642	42%	59%	30.24	27.2%
Renewal Leases	95%	536,797	68%	81%	30.49	15.3%	92%	1,588,819	57%	70%	28.70	15.2%
Option Leases	66%	152,204	20%	38%	25.83	10.3%	57%	517,776	14%	30%	26.95	9.8%

(1) Comparable leases only.
Excludes leases signed for terms of less than one year.
ABR PSF includes the GLA of lessee-owned leasehold improvements.
Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended June 30, 2025	Page 29

NEW LEASE NET EFFECTIVE RENT & LEASES SIGNED BUT NOT YET COMMENCED							↩ Table of Contents
Dollars in thousands, except per square foot amounts

NEW LEASE NET EFFECTIVE RENT
	Twelve Months Ended	Three Months Ended
	6/30/25	6/30/25	3/31/25	12/31/24	9/30/24	6/30/24
NEW LEASES
Weighted average over lease term:
Base rent	$24.25	$24.49	$24.76	$23.04	$25.13	$25.87
Tenant improvements and allowances	(1.00)	(1.02)	(1.19)	(0.76)	(1.14)	(1.63)
Third-party leasing commissions	(0.71)	(0.70)	(0.71)	(0.69)	(0.76)	(0.88)
NET EFFECTIVE RENT BEFORE TENANT SPECIFIC LANDLORD WORK	22.54	22.77	22.86	21.59	23.23	23.36
Tenant specific landlord work (1)	(1.99)	(2.19)	(1.51)	(2.12)	(1.91)	(2.15)
NET EFFECTIVE RENT	$20.55	$20.58	$21.35	$19.47	$21.32	$21.21
Net effective rent before tenant specific landlord work /
base rent	93%	93%	92%	94%	92%	90%
Net effective rent / base rent	85%	84%	86%	85%	85%	82%
Weighted average term (years)	10.2	9.8	10.7	10.3	10.3	9.3

PERCENT OF TOTAL NET EFFECTIVE RENT BY ANCHOR AND SMALL SHOP
≥ 10,000 SF	40%	43%	42%	41%	33%	33%
< 10,000 SF	60%	57%	58%	59%	67%	67%

LEASES SIGNED BUT NOT YET COMMENCED (2) (3)
As of 6/30/2025	Leases	GLA	ABR	ABR PSF
≥ 10,000 SF	81	2,173,389	$32,144	$14.79
< 10,000 SF	319	1,016,321	34,999	34.44
TOTAL	400	3,189,710	$67,143	$21.05

EXPECTED TIMING OF THE LEASES SIGNED BUT NOT YET COMMENCED
	2025 (remaining)	2026	2027+	Total
Projected Lease Commencements	$40,906	$21,452	$4,785	$67,143

(1) Represents base building costs funded through tenant allowances.
(2) Signed but not commenced population represents approximately 500 basis points of total portfolio GLA ($67.1M in ABR), 50 basis points ($8.6M in ABR) of which represents leases on space that will be vacated by existing tenants in the near term.
(3) Includes only new leases and expansions of existing leases.
ABR PSF includes the GLA of lessee-owned leasehold improvements.
Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended June 30, 2025	Page 30

LEASE EXPIRATION SCHEDULE																	↩ Table of Contents

ASSUMES NO EXERCISE OF RENEWAL OPTIONS

	TOTAL PORTFOLIO						SPACES ≥ 10,000 SF						SPACES < 10,000 SF
	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF
	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at
	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration
M-M	188	718,893	1.2%	1.1%	$15.38	$15.38	17	309,053	0.7%	0.6%	$9.25	$9.25	171	409,840	2.2%	1.6%	$20.00	$20.00
2025	299	1,512,480	2.5%	2.0%	13.31	13.31	31	774,477	1.9%	1.2%	7.56	7.56	268	738,003	3.9%	2.8%	19.35	19.35
2026	1,006	6,851,265	11.4%	10.0%	14.91	14.99	150	4,574,222	11.1%	9.2%	10.04	10.05	856	2,277,043	12.2%	10.9%	24.70	24.92
2027	1,100	8,245,747	13.8%	13.0%	16.08	16.34	184	5,666,073	13.7%	13.1%	11.59	11.66	916	2,579,674	13.8%	12.9%	25.95	26.61
2028	1,081	6,888,529	11.5%	12.0%	17.80	18.33	161	4,519,009	11.0%	11.1%	12.31	12.39	920	2,369,520	12.7%	13.0%	28.27	29.68
2029	966	8,284,103	13.8%	12.9%	15.89	16.43	185	6,089,614	14.8%	14.1%	11.63	11.74	781	2,194,489	11.7%	11.8%	27.71	29.46
2030	874	7,639,712	12.8%	11.9%	15.90	16.90	184	5,558,899	13.5%	12.8%	11.50	11.87	690	2,080,813	11.1%	11.1%	27.66	30.34
2031	411	3,407,120	5.7%	5.7%	17.07	19.00	85	2,368,420	5.7%	6.1%	12.80	13.91	326	1,038,700	5.6%	5.4%	26.80	30.62
2032	382	2,733,399	4.6%	4.9%	18.35	20.62	60	1,749,458	4.2%	4.3%	12.25	13.36	322	983,941	5.3%	5.6%	29.21	33.53
2033	408	3,022,951	5.0%	5.8%	19.10	21.67	78	1,921,167	4.7%	5.0%	13.13	14.40	330	1,101,784	5.9%	6.2%	29.51	34.35
2034	431	3,574,922	6.0%	6.5%	18.26	20.93	84	2,470,039	6.0%	6.3%	12.82	14.01	347	1,104,883	5.9%	6.4%	30.41	36.40
2035+	716	7,035,522	11.7%	14.2%	20.59	24.71	191	5,207,846	12.7%	16.2%	15.65	18.01	525	1,827,676	9.7%	12.3%	34.68	43.81

ASSUMES EXERCISE OF ALL RENEWAL OPTIONS (1)

	TOTAL PORTFOLIO						SPACES ≥ 10,000 SF						SPACES < 10,000 SF
	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF
	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at
	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration
M-M	188	718,893	1.2%	1.1%	$15.38	$15.38	17	309,053	0.7%	0.6%	$9.25	$9.25	171	409,840	2.2%	1.6%	$20.00	$20.00
2025	284	1,344,486	2.2%	1.7%	13.05	13.05	27	661,207	1.6%	0.9%	6.66	6.66	257	683,279	3.7%	2.5%	19.24	19.24
2026	752	3,315,715	5.5%	5.2%	16.08	16.21	62	1,622,555	3.9%	2.5%	7.76	7.79	690	1,693,160	9.1%	7.9%	24.05	24.28
2027	741	2,872,899	4.8%	6.0%	21.16	21.77	54	1,184,952	2.9%	3.2%	13.46	13.72	687	1,687,947	9.0%	8.7%	26.57	27.42
2028	758	2,426,004	4.0%	5.6%	23.50	24.74	39	807,785	2.0%	2.2%	13.51	13.77	719	1,618,219	8.7%	8.9%	28.49	30.22
2029	601	2,033,747	3.4%	4.6%	22.89	24.64	29	625,106	1.5%	1.6%	12.63	13.46	572	1,408,641	7.5%	7.5%	27.44	29.60
2030	529	2,369,272	4.0%	4.8%	20.65	22.80	46	1,070,249	2.6%	2.9%	13.43	14.25	483	1,299,023	6.9%	6.7%	26.60	29.84
2031	329	1,826,504	3.0%	3.2%	18.07	20.16	33	1,007,798	2.4%	2.3%	11.37	12.07	296	818,706	4.4%	4.2%	26.32	30.13
2032	328	2,079,269	3.5%	3.7%	18.07	20.23	52	1,256,648	3.0%	3.0%	12.11	13.21	276	822,621	4.4%	4.3%	27.18	30.96
2033	317	2,032,235	3.4%	3.7%	18.47	21.03	57	1,232,944	3.1%	3.0%	12.37	13.51	260	799,291	4.3%	4.3%	27.86	32.63
2034	336	2,296,352	3.8%	4.1%	17.98	21.77	52	1,464,818	3.6%	3.5%	11.81	14.55	284	831,534	4.3%	4.6%	28.85	34.49
2035+	2,699	36,599,267	61.2%	56.3%	15.66	20.25	942	29,965,162	72.7%	74.3%	12.43	15.87	1,757	6,634,105	35.5%	38.8%	30.25	40.06

(1) ABR for leases whose future option rent is based on fair market value or on a percentage change in CPI is reported as the ABR for the last year of the current lease term.
ABR PSF includes the GLA of lessee-owned leasehold improvements.

LEASE RETENTION RATE AT NATURAL EXPIRATION
				By Count	By GLA
Twelve Months Ended 6/30/25				79.8%	84.4%

Supplemental Disclosure - Three Months Ended June 30, 2025	Page 31

MAJOR CBSA DETAIL											↩ Table of Contents
Dollars in thousands, except per square foot amounts

PROPERTIES BY LARGEST US CBSAs									Percent of
			Number of		Percent	Percent			Number of	Percent	Percent
	Largest US CBSAs by 2024 Population		Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
	Top 50 Largest US CBSAs by Population		249	43,343,451	89.8%	94.4%	$724,191	$18.75	69.2%	68.1%	71.1%
	CBSAs Ranked 51 - 100 by Population		37	7,396,746	87.5%	93.1%	102,426	16.62	10.3%	11.6%	10.1%
	Other CBSAs		74	12,881,522	90.7%	94.0%	191,240	16.58	20.5%	20.3%	18.8%

	TOTAL		360	63,621,719	89.7%	94.2%	$1,017,857	$18.07	100.0%	100.0%	100.0%

BRIXMOR LARGEST CBSAs BY ABR
									Percent of
		CBSA	Number of		Percent	Percent			Number of	Percent	Percent
	Largest CBSAs by ABR	Rank	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
1	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	8	21	3,966,316	92.6%	96.9%	$76,243	$22.89	5.7%	6.3%	7.6%
2	New York-Newark-Jersey City, NY-NJ	1	27	3,216,196	87.1%	94.2%	73,913	24.79	7.4%	5.0%	7.3%
3	Houston-Pasadena-The Woodlands, TX	5	30	4,007,222	87.1%	93.6%	59,156	16.27	8.2%	6.2%	5.8%
4	Chicago-Naperville-Elgin, IL-IN	3	15	3,825,946	83.7%	90.2%	55,212	16.44	4.1%	6.0%	5.4%
5	Dallas-Fort Worth-Arlington, TX	4	13	2,715,452	86.4%	96.0%	54,505	22.07	3.5%	4.3%	5.4%
6	Atlanta-Sandy Springs-Roswell, GA	7	23	3,304,570	93.1%	97.2%	46,362	14.96	6.3%	5.2%	4.6%
7	Los Angeles-Long Beach-Anaheim, CA	2	11	1,901,253	94.3%	97.8%	45,354	26.55	3.0%	3.0%	4.5%
8	Tampa-St. Petersburg-Clearwater, FL	17	12	2,241,084	91.3%	94.2%	34,289	17.27	3.2%	3.5%	3.4%
9	Cincinnati, OH-KY-IN	30	7	1,632,601	95.6%	98.3%	23,879	19.62	1.8%	2.6%	2.3%
10	Naples-Marco Island, FL	135	5	1,068,109	96.1%	97.4%	21,750	21.24	1.3%	1.7%	2.1%
	10 Largest CBSAs by ABR	—	164	27,878,749	89.7%	95.1%	490,663	19.78	44.5%	43.8%	48.4%

11	Orlando-Kissimmee-Sanford, FL	20	5	804,888	94.0%	96.7%	19,909	25.64	1.3%	1.3%	2.0%
12	Miami-Fort Lauderdale-West Palm Beach, FL	9	7	1,056,673	90.7%	94.6%	18,717	19.23	1.8%	1.7%	1.8%
13	Denver-Aurora-Centennial, CO	19	6	1,300,836	83.2%	87.5%	18,178	17.36	1.7%	2.0%	1.8%
14	San Diego-Chula Vista-Carlsbad, CA	18	3	656,948	94.0%	98.8%	17,918	27.78	0.8%	1.0%	1.8%
15	Detroit-Warren-Dearborn, MI	14	7	1,360,925	95.1%	95.7%	17,422	14.63	1.9%	2.1%	1.7%
16	Ann Arbor, MI	152	4	942,205	89.9%	98.2%	17,098	18.68	1.1%	1.5%	1.7%
17	Charlotte-Concord-Gastonia, NC-SC	22	4	1,301,277	93.7%	97.2%	16,189	14.06	1.1%	2.0%	1.6%
18	Minneapolis-St. Paul-Bloomington, MN-WI	16	8	1,086,642	84.0%	95.1%	16,084	17.18	2.2%	1.7%	1.6%
19	Hartford-West Hartford-East Hartford, CT	51	4	876,628	87.6%	91.1%	13,168	16.83	1.1%	1.4%	1.3%
20	Boston-Cambridge-Newton, MA-NH	11	7	859,859	87.2%	90.8%	13,000	16.65	1.9%	1.4%	1.3%
	20 Largest CBSAs by ABR	—	219	38,125,630	89.8%	94.9%	658,346	19.36	59.4%	59.9%	65.0%

21	North Port-Bradenton-Sarasota, FL	62	5	737,713	87.7%	96.6%	11,842	16.78	1.4%	1.2%	1.2%
22	Vallejo, CA	120	1	519,266	89.8%	98.3%	11,800	23.30	0.3%	0.8%	1.2%
23	Port St. Lucie, FL	106	5	692,612	93.6%	97.1%	11,612	17.43	1.4%	1.1%	1.1%
24	Allentown-Bethlehem-Easton, PA-NJ	68	3	824,148	88.4%	99.3%	11,455	15.24	0.8%	1.3%	1.1%
25	San Francisco-Oakland-Fremont, CA	13	2	506,513	75.0%	76.9%	11,399	29.46	0.6%	0.8%	1.1%
26	Binghamton, NY	202	4	751,541	92.0%	94.1%	11,132	15.74	1.1%	1.2%	1.1%
27	Riverside-San Bernardino-Ontario, CA	12	4	501,668	96.7%	99.3%	11,058	25.41	1.1%	0.8%	1.1%

Supplemental Disclosure - Three Months Ended June 30, 2025	Page 32

MAJOR CBSA DETAIL											↩ Table of Contents
Dollars in thousands, except per square foot amounts

BRIXMOR LARGEST CBSAs BY ABR
									Percent of
		CBSA	Number of		Percent	Percent			Number of	Percent	Percent
	Largest CBSAs by ABR	Rank	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
28	Nashville-Davidson--Murfreesboro--Franklin, TN	35	4	771,283	95.1%	95.7%	10,988	14.95	1.1%	1.2%	1.1%
29	Memphis, TN-MS-AR	45	1	649,252	95.5%	95.5%	9,880	16.79	0.3%	1.0%	1.0%
30	Cleveland, OH	34	3	643,028	87.0%	87.5%	8,870	15.91	0.8%	1.0%	0.9%
31	Indianapolis-Carmel-Greenwood, IN	33	2	715,057	90.1%	91.9%	8,344	12.89	0.6%	1.1%	0.8%
32	Jacksonville, FL	38	3	693,762	91.7%	92.6%	8,343	13.59	0.8%	1.1%	0.8%
33	Louisville/Jefferson County, KY-IN	43	4	699,917	93.1%	93.4%	7,981	12.55	1.1%	1.1%	0.8%
34	Raleigh-Cary, NC	41	3	462,319	98.1%	99.4%	7,910	17.29	0.8%	0.7%	0.8%
35	Worcester, MA	69	3	529,286	87.7%	94.7%	6,959	16.67	0.8%	0.8%	0.7%
36	Wilmington, NC	114	2	379,959	99.8%	100.0%	6,453	17.19	0.6%	0.6%	0.6%
37	Milwaukee-Waukesha, WI	40	3	520,769	93.6%	94.0%	6,409	13.10	0.8%	0.8%	0.6%
38	Scranton--Wilkes-Barre, PA	100	2	618,431	92.1%	95.4%	6,307	25.68	0.6%	1.0%	0.6%
39	Greensboro-High Point, NC	78	1	407,244	97.0%	97.4%	6,212	15.66	0.3%	0.6%	0.6%
40	Oxnard-Thousand Oaks-Ventura, CA	74	2	319,844	84.2%	98.2%	6,197	20.43	0.6%	0.5%	0.6%
41	College Station-Bryan, TX	179	3	433,728	91.7%	92.3%	5,870	17.77	0.8%	0.7%	0.6%
42	Kiryas Joel-Poughkeepsie-Newburgh, NY	84	3	401,205	83.7%	96.6%	5,709	15.85	0.8%	0.6%	0.6%
43	Atlantic City-Hammonton, NJ	151	2	315,534	96.4%	98.0%	5,474	17.71	0.6%	0.5%	0.5%
44	Lexington Park, MD	227	2	371,986	73.0%	78.8%	5,333	18.42	0.6%	0.6%	0.5%
45	Spartanburg, SC	142	1	376,624	92.1%	95.4%	5,293	15.08	0.3%	0.6%	0.5%
46	Hilton Head Island-Bluffton-Port Royal, SC	205	3	318,350	83.8%	83.8%	5,162	19.36	0.8%	0.5%	0.5%
47	Manchester-Nashua, NH	128	2	234,324	98.8%	98.8%	5,048	23.45	0.6%	0.4%	0.5%
48	Cape Coral-Fort Myers, FL	72	1	281,822	98.9%	98.9%	5,023	18.48	0.3%	0.4%	0.5%
49	Boulder, CO	163	1	275,919	96.1%	98.0%	4,567	16.88	0.3%	0.4%	0.4%
50	Greenville-Anderson-Greer, SC	57	2	220,723	99.4%	99.4%	4,446	20.75	0.6%	0.3%	0.4%
	50 Largest CBSAs by ABR	—	296	53,299,457	90.2%	94.8%	891,422	18.76	81.0%	83.6%	87.8%

51	Panama City-Panama City Beach, FL	219	2	403,492	99.1%	99.1%	4,404	11.19	0.6%	0.6%	0.4%
52	Kansas City, MO-KS	31	3	448,226	93.3%	93.6%	4,356	10.38	0.8%	0.7%	0.4%
53	Norwich-New London-Willimantic, CT	177	1	243,436	88.2%	88.2%	4,273	20.38	0.3%	0.4%	0.4%
54	Sacramento-Roseville-Folsom, CA	27	1	101,471	37.5%	100.0%	4,080	40.21	0.3%	0.2%	0.4%
55	Bakersfield-Delano, CA	63	1	240,068	95.3%	97.5%	4,045	17.60	0.3%	0.4%	0.4%
56	Winston-Salem, NC	85	2	351,938	73.6%	76.6%	3,776	14.71	0.6%	0.6%	0.4%
57	Greenville, NC	258	1	233,153	100.0%	100.0%	3,722	15.96	0.3%	0.4%	0.4%
58	Springfield, MA	118	2	321,398	93.5%	93.5%	3,473	15.85	0.6%	0.5%	0.3%
59	Dayton-Kettering-Beavercreek, OH	76	1	333,998	70.5%	70.5%	3,422	15.00	0.3%	0.5%	0.3%
60	New Haven, CT	101	3	308,926	89.7%	92.6%	3,384	11.82	0.8%	0.5%	0.3%
61	Mobile, AL	134	1	398,701	73.1%	73.1%	3,357	11.88	0.3%	0.6%	0.3%
62	Richmond, VA	44	1	152,279	92.0%	99.3%	3,149	20.84	0.3%	0.2%	0.3%
63	Virginia Beach-Chesapeake-Norfolk, VA-NC	37	1	150,014	83.7%	99.8%	3,142	21.20	0.3%	0.2%	0.3%
64	Columbus, OH	32	2	277,000	93.9%	94.7%	3,104	12.22	0.6%	0.4%	0.3%
65	Pittsfield, MA	336	1	188,493	89.7%	99.1%	3,078	16.48	0.3%	0.3%	0.3%

Supplemental Disclosure - Three Months Ended June 30, 2025	Page 33

MAJOR CBSA DETAIL											↩ Table of Contents
Dollars in thousands, except per square foot amounts

BRIXMOR LARGEST CBSAs BY ABR
									Percent of
		CBSA	Number of		Percent	Percent			Number of	Percent	Percent
	Largest CBSAs by ABR	Rank	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
66	Fresno, CA	48	1	200,166	96.2%	96.2%	3,075	15.96	0.3%	0.3%	0.3%
67	Concord, NH	285	1	196,542	62.9%	79.1%	3,027	20.83	0.3%	0.3%	0.3%
68	Savannah, GA	126	2	214,679	97.9%	97.9%	3,026	14.40	0.6%	0.3%	0.3%
69	Roanoke, VA	165	2	311,149	100.0%	100.0%	2,957	11.72	0.6%	0.5%	0.3%
70	Bridgeport-Stamford-Danbury, CT	59	1	180,507	85.2%	95.9%	2,901	18.87	0.3%	0.3%	0.3%
71	Waterbury-Shelton, CT	119	1	177,937	90.5%	92.9%	2,588	15.66	0.3%	0.3%	0.3%
72	Santa Maria-Santa Barbara, CA	122	1	166,696	100.0%	100.0%	2,507	15.04	0.3%	0.3%	0.2%
73	Tucson, AZ	52	1	165,350	96.6%	100.0%	2,401	14.52	0.3%	0.3%	0.2%
74	Portland-South Portland, ME	102	1	287,459	83.9%	100.0%	2,344	19.69	0.3%	0.5%	0.2%
75	Columbus, IN	440	1	143,740	98.9%	100.0%	2,322	16.15	0.3%	0.2%	0.2%
76	Greeneville, TN	477	1	224,139	98.5%	98.5%	2,320	10.63	0.3%	0.4%	0.2%
77	Flint, MI	137	1	164,632	98.5%	98.5%	2,284	14.18	0.3%	0.3%	0.2%
78	Trenton-Princeton, NJ	146	1	149,993	100.0%	100.0%	2,247	14.98	0.3%	0.2%	0.2%
79	Duluth, MN-WI	176	1	183,105	83.3%	83.3%	2,222	14.57	0.3%	0.3%	0.2%
80	Rutland, VT	550	1	223,314	94.8%	94.8%	2,139	10.10	0.3%	0.4%	0.2%
81	Crestview-Fort Walton Beach-Destin, FL	169	1	158,118	100.0%	100.0%	2,094	13.24	0.3%	0.2%	0.2%
82	Manhattan, KS	323	1	214,898	83.2%	93.4%	2,022	16.83	0.3%	0.3%	0.2%
83	Austin-Round Rock-San Marcos, TX	26	1	170,605	89.5%	89.5%	1,999	13.09	0.3%	0.3%	0.2%
84	Charleston-North Charleston, SC	70	1	174,094	95.1%	100.0%	1,972	11.48	0.3%	0.3%	0.2%
85	Palm Bay-Melbourne-Titusville, FL	90	1	131,243	90.6%	91.3%	1,941	16.21	0.3%	0.2%	0.2%
86	St. Louis, MO-IL	23	2	208,998	78.4%	78.4%	1,850	11.51	0.6%	0.3%	0.2%
87	Murrells Inlet, SC	511	1	120,453	97.7%	97.7%	1,824	15.50	0.3%	0.2%	0.2%
88	Ithaca, NY	384	1	204,405	58.8%	69.1%	1,820	12.88	0.3%	0.3%	0.2%
89	Lansing-East Lansing, MI	115	1	160,946	100.0%	100.0%	1,756	10.91	0.3%	0.3%	0.2%
90	Corbin, KY	297	1	166,026	100.0%	100.0%	1,677	10.10	0.3%	0.3%	0.2%
91	Toledo, OH	98	1	298,765	80.5%	80.5%	1,636	12.45	0.3%	0.5%	0.2%
92	Deltona-Daytona Beach-Ormond Beach, FL	83	1	184,379	75.6%	75.6%	1,559	11.19	0.3%	0.3%	0.2%
93	Lafayette-West Lafayette, IN	214	1	132,027	100.0%	100.0%	1,526	11.56	0.3%	0.2%	0.1%
94	Knoxville, TN	60	1	119,360	80.2%	100.0%	1,455	12.19	0.3%	0.2%	0.1%
95	Corpus Christi, TX	121	1	84,667	87.6%	93.3%	1,374	17.39	0.3%	0.1%	0.1%
96	Modesto, CA	105	1	86,689	75.5%	75.5%	1,099	17.45	0.3%	0.1%	0.1%
97	Washington-Arlington-Alexandria, DC-VA-MD-WV	6	1	132,907	81.0%	81.0%	1,064	9.88	0.3%	0.2%	0.1%
98	Dalton, GA	307	1	78,922	100.0%	100.0%	917	12.40	0.3%	0.1%	0.1%
99	Parkersburg-Vienna, WV	428	1	75,344	54.1%	100.0%	884	11.73	0.3%	0.1%	0.1%
100	Grand Rapids-Wyoming-Kentwood, MI	49	1	99,529	92.6%	92.6%	860	9.33	0.3%	0.2%	0.1%
	100 Largest CBSAs by ABR	—	357	63,443,833	89.8%	94.3%	1,015,876	18.08	99.1%	99.7%	99.8%

	Other CBSAs	—	3	177,886	62.4%	63.1%	1,981	17.65	0.9%	0.3%	0.2%

TOTAL		—	360	63,621,719	89.7%	94.2%	$1,017,857	$18.07	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended June 30, 2025	Page 34

PROPERTIES BY STATE										↩ Table of Contents
Dollars in thousands, except per square foot amounts

								Percent of
		Number of		Percent	Percent			Number of	Percent	Percent
	State	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
1	Florida	48	8,453,895	92.4%	95.2%	$141,483	$18.07	13.3%	13.3%	13.9%
2	Texas	48	7,411,674	87.2%	94.3%	122,904	18.43	13.2%	11.6%	12.1%
3	California	28	5,200,582	90.4%	95.8%	118,532	25.01	7.8%	8.2%	11.6%
4	New York	27	3,439,632	87.4%	93.3%	73,848	23.58	7.5%	5.3%	7.4%
5	Pennsylvania	23	4,291,636	91.4%	96.5%	73,072	21.68	6.4%	6.6%	7.3%
6	Illinois	15	3,825,946	83.7%	90.2%	55,212	16.44	4.2%	6.0%	5.5%
7	Georgia	26	3,598,171	93.6%	97.3%	50,305	14.87	7.2%	5.7%	4.9%
8	New Jersey	16	2,789,787	90.0%	96.7%	48,587	19.10	4.4%	4.4%	4.8%
9	North Carolina	13	3,135,890	93.7%	95.8%	44,262	15.42	3.6%	4.9%	4.3%
10	Michigan	15	2,832,837	91.8%	94.9%	40,194	15.67	4.2%	4.5%	3.9%
11	Ohio	13	2,505,753	87.6%	89.3%	31,734	17.07	3.6%	3.9%	3.1%
12	Connecticut	10	1,787,434	88.1%	91.7%	26,314	16.48	2.8%	2.8%	2.6%
13	Tennessee	7	1,764,034	94.7%	96.3%	24,643	14.84	1.9%	2.8%	2.4%
14	Massachusetts	11	1,657,648	90.3%	95.4%	24,550	17.33	3.1%	2.6%	2.4%
15	Colorado	7	1,576,755	85.5%	89.3%	22,745	17.26	1.9%	2.5%	2.2%
16	Kentucky	6	1,545,582	95.7%	96.3%	18,835	14.15	1.7%	2.4%	1.9%
17	South Carolina	8	1,210,244	92.2%	93.9%	18,697	16.67	2.2%	1.9%	1.8%
18	Minnesota	9	1,269,747	83.9%	93.4%	18,306	16.82	2.5%	2.0%	1.8%
19	Indiana	4	990,824	92.7%	94.2%	12,192	13.21	1.1%	1.6%	1.2%
20	Virginia	5	746,349	91.7%	96.4%	10,312	15.64	1.4%	1.2%	1.0%
21	New Hampshire	5	672,254	80.5%	85.4%	10,035	18.32	1.4%	1.1%	1.0%
22	Wisconsin	3	520,769	93.6%	94.0%	6,409	13.10	0.8%	0.8%	0.6%
23	Maryland	2	371,986	73.0%	78.8%	5,333	18.42	0.6%	0.6%	0.5%
24	Missouri	4	495,523	89.0%	89.3%	4,685	10.67	1.1%	0.8%	0.5%
25	Kansas	2	376,599	85.0%	90.8%	3,543	13.56	0.6%	0.6%	0.3%
26	Alabama	1	398,701	73.1%	73.1%	3,357	11.88	0.3%	0.6%	0.3%
27	Arizona	1	165,350	96.6%	100.0%	2,401	14.52	0.3%	0.3%	0.2%
28	Maine	1	287,459	83.9%	100.0%	2,344	19.69	0.3%	0.5%	0.2%
29	Vermont	1	223,314	94.8%	94.8%	2,139	10.10	0.3%	0.4%	0.2%
30	West Virginia	1	75,344	54.1%	100.0%	884	11.73	0.3%	0.1%	0.1%

TOTAL		360	63,621,719	89.7%	94.2%	$1,017,857	$18.07	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended June 30, 2025	Page 35

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

1	Springdale	Mobile	AL	Mobile, AL	2004	398,701	73.1%	$3,357	$11.88	Sam's Club*	bealls, Burlington Stores, Crunch Fitness, David's Bridal, Five Below, Fresenius Medical Care, Marshalls, Shoe Station, Ulta, World Market	Piccadilly
2	Northmall Centre	Tucson	AZ	Tucson, AZ	1996	165,350	100.0%	2,401	14.52	Sam's Club*	Ace Pickleball Club, Big 5 Sporting Goods, CareMore, Defy-Tucson, Dollar Tree	—
3	Bakersfield Plaza	Bakersfield	CA	Bakersfield-Delano, CA	1970	240,068	97.5%	4,045	17.60	Lassens Natural Foods & Vitamins	AMC, Burlington Stores, Five Below, In Shape Fitness, Kids Empire, Ross Dress for Less	Hobby Lobby
4	Brea Gateway	Brea	CA	Los Angeles-Long Beach-Anaheim, CA	1994	181,819	100.0%	5,655	31.54	Ralphs (Kroger)	HomeGoods, Rite Aid, World Market	—
5	Carmen Plaza	Camarillo	CA	Oxnard-Thousand Oaks-Ventura, CA	2000	128,369	100.0%	3,486	28.63	TBA, Trader Joe's*	CVS, Harbor Freight Tools	—
6	Plaza Rio Vista	Cathedral	CA	Riverside-San Bernardino-Ontario, CA	2005	75,415	98.3%	1,630	24.56	Stater Bros.	—	—
7	Cudahy Plaza	Cudahy	CA	Los Angeles-Long Beach-Anaheim, CA	2021	123,200	94.3%	2,944	25.34	Sprouts Farmers Market	Burlington Stores, Chuze Fitness	—
8	The Davis Collection (3)	Davis	CA	Sacramento-Roseville-Folsom, CA	2025	101,471	100.0%	4,080	40.21	Trader Joe's	Nordstrom Rack, PetSmart, Ulta	—
9	Felicita Plaza	Escondido	CA	San Diego-Chula Vista-Carlsbad, CA	2001	98,594	94.9%	1,729	18.47	Vons (Albertsons)	Chuze Fitness	—
10	Felicita Town Center	Escondido	CA	San Diego-Chula Vista-Carlsbad, CA	1987	124,670	97.8%	3,480	28.53	Major Market, Trader Joe's	FunBox	—
11	Arbor Faire	Fresno	CA	Fresno, CA	1995	200,166	96.2%	3,075	15.96	Smart & Final Extra! (Chedraui USA)	Boot Barn, PetSmart, The Home Depot	DICK's Sporting Goods
12	Lompoc Center	Lompoc	CA	Santa Maria-Santa Barbara, CA	1960	166,696	100.0%	2,507	15.04	ALDI	Boot Barn, Harbor Freight Tools, Marshalls, Michaels, Old Navy, Petco, Ulta	—
13	Briggsmore Plaza	Modesto	CA	Modesto, CA	1998	86,689	75.5%	1,099	17.45	Grocery Outlet	dd's Discounts (Ross)	In Shape Fitness
14	Montebello Plaza	Montebello	CA	Los Angeles-Long Beach-Anaheim, CA	1974	284,331	96.2%	6,341	23.37	Albertsons	Best Buy, CVS, Kohl's, Optum Urgent Care, Ross Dress for Less	—
15	California Oaks Center	Murrieta	CA	Riverside-San Bernardino-Ontario, CA	1990	124,481	99.2%	2,508	20.95	Barons Market	Crunch Fitness, Dollar Tree	—
16	Pacoima Center	Pacoima	CA	Los Angeles-Long Beach-Anaheim, CA	1995	215,930	100.0%	2,875	13.47	Food 4 Less (Kroger)	AutoZone, Ross Dress for Less, Target	—
17	Metro 580	Pleasanton	CA	San Francisco-Oakland-Fremont, CA	1996	177,573	35.0%	1,429	23.01	—	—	Walmart
18	Rose Pavilion	Pleasanton	CA	San Francisco-Oakland-Fremont, CA	2019	328,940	99.5%	9,970	30.69	99 Ranch Market, Trader Joe's	CVS, Fitness 19, Macy's Home Store, Restoration Hardware, Total Wine & More	—
19	Puente Hills Town Center (3)	Rowland Heights	CA	Los Angeles-Long Beach-Anaheim, CA	2025	258,685	94.1%	6,759	27.75	ALDI	Dollar Tree, East West Bank, Goodwill, Marshalls/HomeGoods, Planet Fitness	—
20	Ocean View Plaza	San Clemente	CA	Los Angeles-Long Beach-Anaheim, CA	1990	169,963	99.3%	5,835	34.57	Ralphs (Kroger), Trader Joe's	Crunch Fitness, CVS	—
21	Plaza By The Sea	San Clemente	CA	Los Angeles-Long Beach-Anaheim, CA	1976	48,697	100.0%	1,475	30.29	Stater Bros.	—	—
22	Village at Mira Mesa	San Diego	CA	San Diego-Chula Vista-Carlsbad, CA	2023	433,684	100.0%	12,709	29.60	Sprouts Farmers Market, Vons (Albertsons)	BevMo, Burlington Stores, CVS, Marshalls, Michaels, Petco	—
23	San Dimas Plaza	San Dimas	CA	Los Angeles-Long Beach-Anaheim, CA	1986	164,757	95.6%	4,190	26.61	Smart & Final Extra! (Chedraui USA)	Harbor Freight Tools, T.J.Maxx	Big 5 Sporting Goods, Burlington Stores
24	Bristol Plaza	Santa Ana	CA	Los Angeles-Long Beach-Anaheim, CA	2003	111,403	100.0%	3,915	35.86	Trader Joe's	Petco, Rite Aid, Ross Dress for Less	—
25	Gateway Plaza	Santa Fe Springs	CA	Los Angeles-Long Beach-Anaheim, CA	2002	289,268	100.0%	4,084	27.46	El Super (Chedraui USA), Walmart Supercenter	Five Below, Ross Dress for Less	Target
26	Santa Paula Center	Santa Paula	CA	Oxnard-Thousand Oaks-Ventura, CA	1995	191,475	97.0%	2,711	14.93	Vons (Albertsons)	Ace Hardware, Big 5 Sporting Goods, CVS, Dollar Tree, Planet Fitness, Regency Theaters	—
27	Vail Ranch Center	Temecula	CA	Riverside-San Bernardino-Ontario, CA	2024	201,682	99.4%	4,378	29.21	Stater Bros.	Burlington Stores, Dollar Tree, Five Below, Harbor Freight Tools, Kahoots	—
28	Country Hills Shopping Center	Torrance	CA	Los Angeles-Long Beach-Anaheim, CA	1977	53,200	97.7%	1,281	24.66	Ralphs (Kroger)	—	—
29	Upland Town Square	Upland	CA	Riverside-San Bernardino-Ontario, CA	1994	100,090	100.0%	2,542	25.64	Sprouts Farmers Market	—	—
30	Gateway Plaza - Vallejo (2)	Vallejo	CA	Vallejo, CA	2023	519,266	98.3%	11,800	23.30	Costco*	Boot Barn, Century Theatres, City Sports Club, DSW, Mancini's Sleepworld, Marshalls, Michaels, OfficeMax, Pep Boys, Petco, PetSmart, Ross Dress for Less, Sky Zone, Ulta	Target
31	Arvada Plaza	Arvada	CO	Denver-Aurora-Centennial, CO	1994	93,904	100.0%	953	10.48	King Soopers (Kroger)	Arc	—
32	Arapahoe Crossings	Aurora	CO	Denver-Aurora-Centennial, CO	1996	476,299	76.2%	7,037	19.62	King Soopers (Kroger)	2nd & Charles, Ace Hardware, Ace Pickleball, Activate, AMC, Boot Barn, Burlington Stores, Goldfish Swim School, Planet Fitness	—
33	Aurora Plaza	Aurora	CO	Denver-Aurora-Centennial, CO	1996	178,013	100.0%	2,388	13.89	King Soopers (Kroger)	Chuze Fitness, iGen	—

Supplemental Disclosure - Three Months Ended June 30, 2025	Page 36

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

34	Villa Monaco	Denver	CO	Denver-Aurora-Centennial, CO	1978	121,101	93.2%	1,962	17.38	—	Chuze Fitness	—
35	Centennial Shopping Center	Englewood	CO	Denver-Aurora-Centennial, CO	2013	113,830	100.0%	1,435	39.30	King Soopers (Kroger)	—	—
36	Superior Marketplace	Superior	CO	Boulder, CO	1997	275,919	98.0%	4,567	16.88	Whole Foods Market (Amazon), Costco*, SuperTarget*	Barnes & Noble, Chuck E. Cheese, Goldfish Swim School, Michaels, PetSmart, Restoration Hardware Outlet, Stickley Furniture, T.J.Maxx, Ulta	—
37	Westminster City Center	Westminster	CO	Denver-Aurora-Centennial, CO	2024	317,689	87.0%	4,403	15.93	Trader Joe's	Barnes & Noble, David's Bridal, Dollar Tree, DSW, Golf Galaxy, Petco, Ross Dress for Less, Sierra Trading Post, The Tile Shop, Ulta	—
38	The Shoppes at Fox Run	Glastonbury	CT	Hartford-West Hartford-East Hartford, CT	1974	108,167	92.1%	2,973	29.84	Whole Foods Market (Amazon)	Petco	—
39	Parkway Plaza	Hamden	CT	New Haven, CT	2006	72,353	100.0%	1,140	15.76	Price Rite Marketplace (Wakefern)	—	The Home Depot
40	The Manchester Collection (2)	Manchester	CT	Hartford-West Hartford-East Hartford, CT	2001	310,649	98.1%	3,671	12.75	Walmart Supercenter*	Advance Auto Parts, DSW, Edge Fitness, Hobby Lobby, Lava Island, Namco, Pickleball Kingdom, Savers, U.S. Furniture	Best Buy, The Home Depot
41	The Plaza at Buckland Hills	Manchester	CT	Hartford-West Hartford-East Hartford, CT	1987	307,918	80.9%	4,794	19.25	Trader Joe's	Burlington Stores, Dollar Tree, K&G Fashion, Marshalls, Michaels, PetSmart, Total Wine & More, Ulta	—
42	Turnpike Plaza	Newington	CT	Hartford-West Hartford-East Hartford, CT	2004	149,894	97.1%	1,730	11.88	Price Chopper (Northeast Grocery)	—	—
43	North Haven Crossing	North Haven	CT	New Haven, CT	1993	102,787	89.8%	1,641	17.77	—	Barnes & Noble, Dollar Tree, HomeGoods, PetSmart	—
44	Colonial Commons - Orange	Orange	CT	New Haven, CT	1996	133,786	90.8%	603	4.96	—	—	—
45	Stratford Square	Stratford	CT	Bridgeport-Stamford-Danbury, CT	1984	180,507	95.9%	2,901	18.87	ALDI	Esporta Fitness, Five Below, Marshalls	—
46	Waterbury Plaza	Waterbury	CT	Waterbury-Shelton, CT	2000	177,937	92.9%	2,588	15.66	Super Stop & Shop (Ahold Delhaize)	Dollar Tree, Joey'z Shopping Spree	Target
47	Waterford Commons	Waterford	CT	Norwich-New London-Willimantic, CT	2004	243,436	88.2%	4,273	20.38	—	Books-A-Million, DICK'S Sporting Goods, DSW, Michaels, Tractor Supply Co., Ulta	Best Buy, Raymour & Flanigan
48	Center of Bonita Springs	Bonita Springs	FL	Cape Coral-Fort Myers, FL	2014	281,822	98.9%	5,023	18.48	Publix	bealls, Burlington Stores, Crunch Fitness, Kohl's, Naples Community Hospital, NewSouth Window Solutions	—
49	Coastal Way - Coastal Landing (2)	Brooksville	FL	Tampa-St. Petersburg-Clearwater, FL	2008	393,249	100.0%	6,490	19.34	BJ's Wholesale Club, Sprouts Farmers Market	Belk, HomeGoods, Marshalls, Michaels, Office Depot, Petco, Ulta	—
50	Clearwater Mall	Clearwater	FL	Tampa-St. Petersburg-Clearwater, FL	1973	300,729	98.0%	7,971	27.05	Costco*, SuperTarget*	Burlington Stores, Dollar Tree, Five Below, Golf Galaxy, Michaels, PetSmart, Ross Dress for Less, Ulta	Lowe's
51	Coconut Creek Plaza	Coconut Creek	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2005	263,646	92.3%	4,342	17.99	Publix	Burlington Stores, Harvest Church, Off the Wall Trampoline, Planet Fitness, Sanitas Medical Center	—
52	Century Plaza Shopping Center	Deerfield Beach	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2006	90,483	84.3%	2,037	26.72	—	Broward County Library, CVS	—
53	Northgate Shopping Center	DeLand	FL	Deltona-Daytona Beach-Ormond Beach, FL	1993	184,379	75.6%	1,559	11.19	Publix	Planet Fitness, Tractor Supply Co.	—
54	Sun Plaza	Fort Walton Beach	FL	Crestview-Fort Walton Beach-Destin, FL	2004	158,118	100.0%	2,094	13.24	Publix, ALDI*	bealls, Books-A-Million, Office Depot, T.J.Maxx	—
55	Normandy Square	Jacksonville	FL	Jacksonville, FL	1996	89,822	100.0%	946	10.84	Winn-Dixie (Southeastern Grocers)	Ace Hardware, Family Dollar	—
56	Regency Park Shopping Center	Jacksonville	FL	Jacksonville, FL	1985	329,740	92.6%	3,136	11.06	—	American Freight, bealls, Crunch Fitness, Dollar Tree, Ollie's Bargain Outlet, Surplus Warehouse	—
57	Ventura Downs	Kissimmee	FL	Orlando-Kissimmee-Sanford, FL	2018	98,191	100.0%	2,185	22.25	—	Esporta Fitness, La Familia Pawn & Jewelry	—
58	Marketplace at Wycliffe	Lake Worth	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2002	135,820	100.0%	2,955	22.13	Walmart Neighborhood Market	Walgreens	—
59	Venetian Isle Shopping Ctr	Lighthouse Point	FL	Miami-Fort Lauderdale-West Palm Beach, FL	1992	185,675	96.4%	2,103	11.93	Publix	City Mattress, Dollar Tree, Staples	—
60	Marco Town Center	Marco Island	FL	Naples-Marco Island, FL	2023	109,545	98.0%	3,231	30.11	Publix	—	—
61	Shops at Palm Lakes	Miami	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2023	231,536	100.0%	5,321	25.11	Fresco y Más	dd's Discounts (Ross), LA Fitness, Ross Dress for Less	—
62	Freedom Square	Naples	FL	Naples-Marco Island, FL	2021	193,242	100.0%	2,878	14.89	Publix	Burlington Stores, HomeGoods, Pet Supplies Plus, Planet Fitness	—
63	Granada Shoppes	Naples	FL	Naples-Marco Island, FL	2011	306,579	98.2%	6,034	20.04	Trader Joe's	Chuck E. Cheese, Connors Steak and Seafood, Dollar Tree, Haverty's Furniture, Hobby Lobby, HomeSense, Marshalls	—
64	Naples Plaza	Naples	FL	Naples-Marco Island, FL	2013	201,795	100.0%	4,446	22.41	Publix	Marshalls, Office Depot, PGA TOUR Superstore, West Marine	—
65	Park Shore Plaza	Naples	FL	Naples-Marco Island, FL	2017	256,948	92.4%	5,161	23.04	The Fresh Market	Barnes & Noble, Burlington Stores, Dollar Tree, HomeGoods, Saks OFF Fifth	—
66	Chelsea Place	New Port Richey	FL	Tampa-St. Petersburg-Clearwater, FL	1992	81,144	94.5%	1,086	14.16	Publix	—	—
67	Colonial Marketplace	Orlando	FL	Orlando-Kissimmee-Sanford, FL	1986	141,069	100.0%	2,156	15.28	—	JAS Furniture Group, LA Fitness	Target

Supplemental Disclosure - Three Months Ended June 30, 2025	Page 37

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

68	Conway Crossing	Orlando	FL	Orlando-Kissimmee-Sanford, FL	2002	76,321	100.0%	1,285	16.84	Publix	—	—
69	Hunter's Creek Plaza	Orlando	FL	Orlando-Kissimmee-Sanford, FL	1998	74,583	100.0%	1,447	19.91	Seabra Foods	Office Depot	—
70	Pointe Orlando (3)	Orlando	FL	Orlando-Kissimmee-Sanford, FL	2025	414,724	93.6%	12,836	33.07	—	Activate, Capital Grille, Cuba Libre, Dick's Last Resort, Hampton Social, Improv & Fat Fish Blue, Maggiano's Little Italy, Main Event, Monkey Joe's, Regal Cinemas, Rodizio Grill, Sports & Social, Wonderworks	—
71	Martin Downs Town Center	Palm City	FL	Port St. Lucie, FL	1996	64,546	100.0%	875	13.56	Publix	—	—
72	Martin Downs Village Center (2)	Palm City	FL	Port St. Lucie, FL	1987	167,145	95.4%	3,632	23.74	—	Goodwill, Walgreens	—
73	23rd Street Station	Panama City	FL	Panama City-Panama City Beach, FL	1995	98,827	98.7%	1,584	16.24	Publix	—	—
74	Panama City Square	Panama City	FL	Panama City-Panama City Beach, FL	1989	304,665	99.2%	2,820	9.52	Walmart Supercenter	Good Deal Charlie’s Furniture, Harbor Freight Tools, HomeGoods, T.J.Maxx	—
75	East Port Plaza	Port St. Lucie	FL	Port St. Lucie, FL	2024	214,489	99.2%	3,419	16.07	Publix	Fortis Institute, Goodwill, Urban Air Adventure Park, Walgreens	—
76	Shoppes of Victoria Square	Port St. Lucie	FL	Port St. Lucie, FL	1990	95,186	97.5%	1,384	14.92	Winn-Dixie (ALDI)	—	—
77	Lake St. Charles	Riverview	FL	Tampa-St. Petersburg-Clearwater, FL	1999	61,015	100.0%	809	14.19	Winn-Dixie (Southeastern Grocers)	—	—
78	Cobblestone Village	Royal Palm Beach	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2005	39,404	96.4%	941	24.76	SuperTarget*	—	—
79	Beneva Village Shoppes	Sarasota	FL	North Port-Bradenton-Sarasota, FL	2020	144,078	100.0%	3,035	21.06	Publix	Archwell Health, Fitness Premier, Harbor Freight Tools	—
80	Sarasota Village	Sarasota	FL	North Port-Bradenton-Sarasota, FL	1972	173,654	100.0%	2,559	15.11	Publix	Crunch Fitness, HomeGoods, Ross Dress For Less	—
81	Atlantic Plaza	Satellite Beach	FL	Palm Bay-Melbourne-Titusville, FL	2008	131,243	91.3%	1,941	16.21	Publix	Home Centric, Planet Fitness	—
82	Seminole Plaza	Seminole	FL	Tampa-St. Petersburg-Clearwater, FL	2020	156,718	100.0%	2,248	14.34	Sprouts Farmers Market	bealls, Burlington Stores, T.J.Maxx	—
83	Cobblestone Village	St. Augustine	FL	Jacksonville, FL	2003	274,200	90.1%	4,261	17.52	Publix	Bealls Florida, Burlington Stores, Michaels, Petco	—
84	Dolphin Village	St. Pete Beach	FL	Tampa-St. Petersburg-Clearwater, FL	1990	135,796	82.9%	2,346	20.84	Publix	CVS	—
85	Rutland Plaza	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2002	149,562	98.8%	1,326	8.97	Winn-Dixie (ALDI)	bealls	—
86	Tyrone Gardens	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2023	174,015	81.4%	2,236	15.78	Winn-Dixie (Southeastern Grocers)	Chuck E. Cheese, Crunch Fitness	—
87	Downtown Publix	Stuart	FL	Port St. Lucie, FL	2000	151,246	94.6%	2,302	16.09	Publix	Revive Health & Wellness	—
88	Sunrise Town Center (3)	Sunrise	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2025	110,109	87.3%	1,018	10.59	Patel Brothers	Dollar Tree	Walmart
89	Britton Plaza	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	1958	465,639	88.8%	3,845	10.96	Publix	Burlington Stores, Conviva Care Center, Dollar Tree, Marshalls, Michaels, Pet Supermarket	—
90	Carrollwood Center	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	2002	92,678	97.1%	1,911	21.24	Publix	Phenix Salon Suites	—
91	Ross Plaza	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	1996	84,707	90.2%	1,367	17.89	—	Dollar Tree, Ross Dress for Less	—
92	Shoppes at Tarpon	Tarpon Springs	FL	Tampa-St. Petersburg-Clearwater, FL	2003	145,832	100.0%	2,654	18.20	Publix	Petco, T.J.Maxx, Ulta	—
93	Venice Plaza	Venice	FL	North Port-Bradenton-Sarasota, FL	1999	132,345	98.8%	1,120	8.57	Winn-Dixie (ALDI)	T.J.Maxx/HomeGoods	—
94	Venice Shopping Center	Venice	FL	North Port-Bradenton-Sarasota, FL	2000	109,801	78.4%	941	10.93	Publix	—	—
95	Venice Village	Venice	FL	North Port-Bradenton-Sarasota, FL	2022	177,835	100.0%	4,187	23.87	Publix	Planet Fitness, The Paper Store	—
96	Mansell Crossing	Alpharetta	GA	Atlanta-Sandy Springs-Roswell, GA	1993	291,622	98.0%	4,674	22.27	—	American Freight, Barnes & Noble, Cooper's Hawk Winery & Restaurant, DSW, Macy's Furniture Gallery, REI, T.J.Maxx	Burlington Stores, HomeGoods, Michaels, Ross Dress for Less, Studio Movie Grill
97	Northeast Plaza	Atlanta	GA	Atlanta-Sandy Springs-Roswell, GA	1952	422,609	96.4%	5,850	14.58	City Farmers Market	Burlington Stores, dd's Discounts (Ross), Dollar General, Dollar Tree, Goodwill, NCG Cinemas, Octapharma	—
98	Sweetwater Village	Austell	GA	Atlanta-Sandy Springs-Roswell, GA	1985	66,197	98.2%	588	9.05	Food Depot	Dollar Tree	—
99	Vineyards at Chateau Elan	Braselton	GA	Atlanta-Sandy Springs-Roswell, GA	2002	79,047	98.2%	1,332	17.15	Publix	—	—
100	Salem Road Station	Covington	GA	Atlanta-Sandy Springs-Roswell, GA	2000	67,270	100.0%	863	12.83	Publix	—	—
101	Keith Bridge Commons	Cumming	GA	Atlanta-Sandy Springs-Roswell, GA	2002	94,886	97.4%	1,430	15.47	Kroger	—	—
102	Northside	Dalton	GA	Dalton, GA	2001	78,922	100.0%	917	12.40	—	America's Thrift Stores, Dollar Tree	—
103	Cosby Station	Douglasville	GA	Atlanta-Sandy Springs-Roswell, GA	1994	77,811	95.7%	916	12.31	Publix	—	—

Supplemental Disclosure - Three Months Ended June 30, 2025	Page 38

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

104	Park Plaza	Douglasville	GA	Atlanta-Sandy Springs-Roswell, GA	1986	46,670	95.7%	926	20.81	Kroger*	—	—
105	Venture Pointe	Duluth	GA	Atlanta-Sandy Springs-Roswell, GA	1995	155,172	100.0%	1,782	11.48	Costco*	American Freight, Ollie's Bargain Outlet, Studio Movie Grill	—
106	Banks Station	Fayetteville	GA	Atlanta-Sandy Springs-Roswell, GA	2006	178,871	88.3%	1,553	11.49	Food Depot	Staples	—
107	Barrett Place	Kennesaw	GA	Atlanta-Sandy Springs-Roswell, GA	1992	220,787	100.0%	3,235	15.19	ALDI	Best Buy, Michaels, Nordstrom Rack, PetSmart	—
108	Shops of Huntcrest	Lawrenceville	GA	Atlanta-Sandy Springs-Roswell, GA	2003	97,040	100.0%	1,494	15.40	Publix	—	—
109	Mableton Walk	Mableton	GA	Atlanta-Sandy Springs-Roswell, GA	1994	105,884	93.8%	1,628	16.40	Publix	—	—
110	The Village at Mableton	Mableton	GA	Atlanta-Sandy Springs-Roswell, GA	2023	221,201	95.4%	2,538	12.02	—	Burlington Stores, DashMart, dd's Discounts (Ross), Dollar Tree, Five Below, Michaels, Ollie's Bargain Outlet, Planet Fitness, Ross Dress for Less	—
111	Eastlake Plaza	Marietta	GA	Atlanta-Sandy Springs-Roswell, GA	1982	56,176	100.0%	1,068	19.43	—	Crunch Fitness	—
112	New Chastain Corners	Marietta	GA	Atlanta-Sandy Springs-Roswell, GA	2004	113,079	92.1%	1,381	13.26	Kroger	—	—
113	Pavilions at Eastlake	Marietta	GA	Atlanta-Sandy Springs-Roswell, GA	1996	144,351	99.2%	2,349	16.41	Kroger	—	—
114	Creekwood Village	Rex	GA	Atlanta-Sandy Springs-Roswell, GA	1990	69,778	100.0%	712	10.20	Food Depot	—	—
115	ConneXion	Roswell	GA	Atlanta-Sandy Springs-Roswell, GA	2016	107,355	98.9%	2,221	20.92	—	Planet Fitness	—
116	Holcomb Bridge Crossing	Roswell	GA	Atlanta-Sandy Springs-Roswell, GA	1988	93,420	100.0%	1,121	12.00	—	PGA TOUR Superstore	—
117	Kings Market	Roswell	GA	Atlanta-Sandy Springs-Roswell, GA	2005	275,294	97.6%	3,419	12.73	Publix	Ace Pickleball Club, Frontgate, Sky Zone	—
118	Victory Square	Savannah	GA	Savannah, GA	2007	113,217	98.6%	1,838	16.47	SuperTarget*	Citi Trends, Dollar Tree, NCG Cinemas, Staples	The Home Depot
119	Stockbridge Village	Stockbridge	GA	Atlanta-Sandy Springs-Roswell, GA	2008	184,185	98.5%	3,453	19.04	Kroger	DaVita Dialysis	—
120	Stone Mountain Festival	Stone Mountain	GA	Atlanta-Sandy Springs-Roswell, GA	2006	135,865	98.4%	1,829	13.69	Walmart Supercenter*	Advance Auto Parts, Harbor Freight Tools, NCG Cinemas	—
121	Wilmington Island	Wilmington Island	GA	Savannah, GA	1985	101,462	97.1%	1,188	12.06	Kroger	—	—
122	Annex of Arlington	Arlington Heights	IL	Chicago-Naperville-Elgin, IL-IN	1999	199,663	93.1%	3,975	21.39	Trader Joe's	Binny's Beverage Depot, Chuck E. Cheese, Dollar Tree, Kirkland's, Petco, Ulta	—
123	Ridge Plaza	Arlington Heights	IL	Chicago-Naperville-Elgin, IL-IN	2000	151,643	92.4%	2,305	16.46	Swadeshi	Harbor Freight Tools	Kohl's
124	Southfield Plaza	Bridgeview	IL	Chicago-Naperville-Elgin, IL-IN	2006	196,445	99.5%	2,559	13.09	Shop & Save Market (Albertsons)	Hobby Lobby, Octapharma, Planet Fitness, Walgreens	—
125	Commons of Chicago Ridge	Chicago Ridge	IL	Chicago-Naperville-Elgin, IL-IN	1998	211,105	97.1%	2,985	16.34	—	Discovery Clothing, Dollar Tree, KPot Korean BBQ & Hot Pot, Marshalls, Pep Boys, Ross Dress for Less, Shoe Carnival, XSport Fitness	The Home Depot
126	Rivercrest Shopping Center	Crestwood	IL	Chicago-Naperville-Elgin, IL-IN	1992	537,964	92.8%	6,107	12.98	Tony's Fresh Market (Heritage Grocers)	AMC, At Home, Burlington Stores, Dollar Tree, Hollywood Park, National Tire & Battery, OfficeMax, PetSmart, Planet Fitness, Ross Dress for Less, Skechers	—
127	The Commons of Crystal Lake	Crystal Lake	IL	Chicago-Naperville-Elgin, IL-IN	1987	273,060	78.4%	2,784	13.00	Jewel-Osco (Albertsons)	Harbor Freight Tools, VASA Fitness	Hobby Lobby
128	Elmhurst Crossing	Elmhurst	IL	Chicago-Naperville-Elgin, IL-IN	2005	347,503	100.0%	5,094	14.66	Whole Foods Market (Amazon)	At Home, Five Below, Kohl's, Petco, Shoe Carnival	—
129	The Quentin Collection	Kildeer	IL	Chicago-Naperville-Elgin, IL-IN	2006	171,530	78.5%	2,010	14.93	—	Bear Paddle Swim School, Lava Island, Painted Tree Marketplace	—
130	Butterfield Square	Libertyville	IL	Chicago-Naperville-Elgin, IL-IN	1997	106,683	91.5%	1,569	16.07	Sunset Foods	—	—
131	High Point Centre	Lombard	IL	Chicago-Naperville-Elgin, IL-IN	2019	240,345	63.0%	2,454	16.22	—	Altitude Trampoline Park, LA Fitness	—
132	Long Meadow Commons	Mundelein	IL	Chicago-Naperville-Elgin, IL-IN	1997	118,281	93.8%	1,806	17.18	Jewel-Osco (Albertsons)	Planet Fitness	—
133	Westridge Court / Block 59 (2) (3)	Naperville	IL	Chicago-Naperville-Elgin, IL-IN	2025	535,002	88.1%	10,696	24.36	The Fresh Market	DICK’S Sporting Goods Warehouse Sale, Discovery Clothing, Edge Fitness, Five Below, Funtopia USA, La-Z-Boy Furniture, Painted Tree Marketplace, Star Cinema Grille, Ulta, Wayfair Outlet, World Market	—
134	North Riverside Plaza	North Riverside	IL	Chicago-Naperville-Elgin, IL-IN	2007	387,873	94.1%	4,530	12.42	Amazon Fresh	Best Buy, Burlington Stores, Kohl's, Michaels, Petco	—
135	Ravinia Plaza	Orland Park	IL	Chicago-Naperville-Elgin, IL-IN	1990	102,289	94.5%	2,204	22.80	Whole Foods Market (Amazon)	Skechers	—
136	Tinley Park Plaza (3)	Tinley Park	IL	Chicago-Naperville-Elgin, IL-IN	2025	246,560	96.1%	4,134	17.80	Amazon Fresh	Burlington Stores, Dollar Tree, Planet Fitness, Ross Dress for Less, The Tile Shop	—
137	Meridian Village	Carmel	IN	Indianapolis-Carmel-Greenwood, IN	1990	130,431	98.8%	1,503	11.67	—	Ollie's Bargain Outlet	—
138	Columbus Center	Columbus	IN	Columbus, IN	1964	143,740	100.0%	2,322	16.15	—	Burlington Stores, Five Below, HomeGoods, T.J.Maxx	Target

Supplemental Disclosure - Three Months Ended June 30, 2025	Page 39

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

139	Speedway Super Center	Speedway	IN	Indianapolis-Carmel-Greenwood, IN	2022	584,626	90.4%	6,841	13.19	Kroger	Aaron's, Burlington Stores, Dollar Tree, Empire Beauty School, Harbor Freight Tools, HealthNet, Indiana Bureau of Motor Vehicles, Kohl's, Mattress Firm, Oak Street Health, Petco, pOpshelf, Ross Dress for Less, T.J.Maxx	—
140	Sagamore Park Centre	West Lafayette	IN	Lafayette-West Lafayette, IN	2018	132,027	100.0%	1,526	11.56	Pay Less (Kroger)	—	—
141	Westchester Square	Lenexa	KS	Kansas City, MO-KS	1987	161,701	87.3%	1,521	10.77	Hy-Vee	—	—
142	West Loop Shopping Center	Manhattan	KS	Manhattan, KS	2013	214,898	93.4%	2,022	16.83	Dillons (Kroger)	Good Deal Charlie's Furniture, Marshalls	—
143	Florence Plaza - Florence Square (2)	Florence	KY	Cincinnati, OH-KY-IN	2014	679,639	98.3%	9,177	17.36	Kroger	Aaron's, Barnes & Noble, Bob's Discount Furniture, Boot Barn, Burlington Stores, Chuck E. Cheese, Five Below, Harbor Freight Tools, Hobby Lobby, HomeGoods, KPot Korean BBQ & Hot Pot, Old Navy, Ollie's Bargain Outlet, Ross Dress for Less, Shoe Carnival, Sierra Trading Post, Staples, T.J.Maxx, Ulta	—
144	Jeffersontown Commons	Jeffersontown	KY	Louisville/Jefferson County, KY-IN	1959	208,388	85.1%	1,868	11.17	—	Ace Pickleball Club, CVS, Dollar Tree	—
145	London Marketplace	London	KY	Corbin, KY	1994	166,026	100.0%	1,677	10.10	Kroger	bealls, Kohl's, Marshalls, Planet Fitness	—
146	Eastgate Shopping Center	Louisville	KY	Louisville/Jefferson County, KY-IN	2002	174,842	96.8%	2,118	12.51	Kroger	Petco	—
147	Plainview Village	Louisville	KY	Louisville/Jefferson County, KY-IN	1997	157,747	94.4%	1,878	13.28	Kroger	Anytime Fitness	—
148	Stony Brook I & II	Louisville	KY	Louisville/Jefferson County, KY-IN	1988	158,940	99.4%	2,117	13.40	Kroger Marketplace	—	—
149	Acton Plaza	Acton	MA	Boston-Cambridge-Newton, MA-NH	1972	137,572	97.8%	2,726	20.26	Roche Bros	T.J.Maxx/HomeGoods	—
150	Points West Plaza	Brockton	MA	Boston-Cambridge-Newton, MA-NH	1960	140,488	93.2%	1,189	9.08	America's Food Basket	Citi Trends, Crunch Fitness	—
151	Burlington Square I, II & III (3)	Burlington	MA	Boston-Cambridge-Newton, MA-NH	2025	79,430	95.0%	2,569	34.06	—	Golf Galaxy, Staples	Duluth Trading Co.
152	Holyoke Shopping Center	Holyoke	MA	Springfield, MA	2000	195,995	90.8%	1,763	14.79	Super Stop & Shop (Ahold Delhaize)	Ocean State Job Lot	—
153	WaterTower Plaza	Leominster	MA	Worcester, MA	2025	298,723	96.3%	4,241	15.16	TBA	Barnes & Noble, Five Below, Michaels, Ocean State Job Lot, Petco, Staples, T.J.Maxx, The Paper Store	—
154	Lunenburg Crossing	Lunenburg	MA	Worcester, MA	1994	25,515	43.1%	179	16.27	Hannaford Bros.*	—	Walmart
155	Lynn Marketplace	Lynn	MA	Boston-Cambridge-Newton, MA-NH	1968	78,225	100.0%	1,657	21.18	Stop And Compare	Crunch Fitness	—
156	Webster Square	Marshfield	MA	Boston-Cambridge-Newton, MA-NH	2005	182,756	95.4%	2,899	16.63	Star Market (Albertsons)	Marshalls/HomeGoods, Ocean State Job Lot	—
157	Berkshire Crossing	Pittsfield	MA	Pittsfield, MA	1994	188,493	99.1%	3,078	16.48	Market 32 (Northeast Grocery)	Barnes & Noble, Burlington Stores, Michaels, Ulta	The Home Depot, Walmart
158	Westgate Plaza	Westfield	MA	Springfield, MA	1996	125,403	97.8%	1,710	17.12	ALDI	Ocean State Job Lot, PetSmart, T.J.Maxx	—
159	Perkins Farm Marketplace	Worcester	MA	Worcester, MA	1967	205,048	98.6%	2,539	20.03	Super Stop & Shop (Ahold Delhaize)	Citi Trends, Crunch Fitness, Ollie's Bargain Outlet	—
160	South Plaza Shopping Center	California	MD	Lexington Park, MD	2005	92,335	100.0%	1,866	20.21	—	Best Buy, Old Navy, Petco, Ross Dress for Less	—
161	Fox Run	Prince Frederick	MD	Lexington Park, MD	2022	279,651	71.7%	3,467	17.58	Giant Food (Ahold Delhaize)	Planet Fitness, Ross Dress for Less, Ulta, Z&R Furniture	—
162	Pine Tree Shopping Center	Portland	ME	Portland-South Portland, ME	1958	287,459	100.0%	2,344	19.69	ALDI	Crunch Fitness, Dollar Tree, Lowe's, O'Reilly Auto Parts	—
163	Arborland Center	Ann Arbor	MI	Ann Arbor, MI	2000	403,536	99.4%	7,744	19.58	Kroger	Boot Barn, DSW, HomeGoods, Marshalls, Michaels, Nordstrom Rack, OfficeMax, Old Navy, Petco, Ross Dress for Less, Skechers, Ulta	—
164	Huron Village	Ann Arbor	MI	Ann Arbor, MI	2003	118,482	97.2%	2,953	26.72	Whole Foods Market (Amazon)	Barnes & Noble, Walgreens	—
165	Maple Village	Ann Arbor	MI	Ann Arbor, MI	2020	297,425	97.6%	5,220	17.98	Plum Market	Burlington Stores, Dunham's Sports, HomeGoods, LA Fitness, Sierra Trading Post, Ulta	—
166	Grand Crossing	Brighton	MI	Detroit-Warren-Dearborn, MI	2005	85,389	92.8%	1,036	13.08	Busch’s Fresh Food Market	Ace Hardware	—
167	Farmington Crossroads	Farmington	MI	Detroit-Warren-Dearborn, MI	1986	85,168	100.0%	1,042	12.23	—	Ollie's Bargain Outlet, True Value	—
168	Silver Pointe Shopping Center (2)	Fenton	MI	Flint, MI	1996	164,632	98.5%	2,284	14.18	VG's Food (SpartanNash)	Dunham's Sports	Five Below, Michaels, Old Navy, T.J.Maxx
169	Cascade East	Grand Rapids	MI	Grand Rapids-Wyoming-Kentwood, MI	1983	99,529	92.6%	860	9.33	D&W Fresh Market (SpartanNash)	—	—
170	Delta Center	Lansing	MI	Lansing-East Lansing, MI	1985	160,946	100.0%	1,756	10.91	—	DICK’S Sporting Goods Warehouse Sale, Dollar Tree, DXL Destination XL, Funcity Adventure Park, Planet Fitness	—
171	Lakes Crossing	Muskegon	MI	Muskegon-Norton Shores, MI	2008	104,600	42.3%	774	17.48	—	Shoe Carnival, Ulta	Kohl's
172	Redford Plaza	Redford	MI	Detroit-Warren-Dearborn, MI	1992	308,078	95.4%	3,796	13.08	Sun Valley Supermarket	Aaron's, Burlington Stores, Citi Trends, Dollar Tree, Harbor Freight Tools, Octapharma, Ross Dress for less	—

Supplemental Disclosure - Three Months Ended June 30, 2025	Page 40

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

173	Hampton Village Centre	Rochester Hills	MI	Detroit-Warren-Dearborn, MI	2004	465,464	97.1%	7,274	21.09	TBA	Barnes & Noble, DSW, Emagine Theatre, Harbor Freight Tools, Kohl's, Old Navy, Petco, T.J.Maxx, Ulta	Target
174	Southfield Plaza	Southfield	MI	Detroit-Warren-Dearborn, MI	1970	101,781	100.0%	1,226	12.05	—	Citi Trends, Planet Fitness	Burlington Stores, Forman Mills
175	Delco Plaza	Sterling Heights	MI	Detroit-Warren-Dearborn, MI	1996	154,853	100.0%	1,217	7.86	—	Dunham's Sports, Tractor Supply Co., Urban Air Adventure Park	—
176	West Ridge	Westland	MI	Detroit-Warren-Dearborn, MI	1989	160,192	84.3%	1,831	13.56	—	Crunch Fitness, Petco, Rally House, Ross Dress for Less	Burlington Stores, Target
177	Washtenaw Fountain Plaza	Ypsilanti	MI	Ann Arbor, MI	2005	122,762	97.0%	1,181	9.92	Save-A-Lot (Rabban Brothers)	Dollar Tree, Planet Fitness, Urban Air Adventure Park	—
178	Southport Centre I - VI	Apple Valley	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1985	124,260	100.0%	2,728	21.95	SuperTarget*	Dollar Tree, O'Reilly Auto Parts, Walgreens	—
179	Champlin Marketplace	Champlin	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2005	91,970	100.0%	1,364	15.40	Cub Foods (United Natural Foods Inc.)	—	—
180	Burning Tree Plaza	Duluth	MN	Duluth, MN-WI	1987	183,105	83.3%	2,222	14.57	—	Best Buy, Dollar Tree, Harbor Freight Tools, HomeGoods, T.J.Maxx	—
181	Westwind Plaza	Minnetonka	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2007	91,670	97.2%	2,177	25.45	Cub Foods*	Ablelight Thrift, MGM Wine and Spirits	—
182	Richfield Hub	Richfield	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1952	213,595	96.2%	2,696	13.11	Loma Bonita Market	Dollar Tree, Marshalls, Michaels, Walgreens	—
183	Roseville Center	Roseville	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2021	82,576	98.8%	1,163	20.40	ALDI, Cub Foods*	Dollar Tree	—
184	Marketplace @ 42	Savage	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1999	118,693	97.0%	2,026	17.59	Fresh Thyme Farmers Market (Meijer)	Dollar Tree, Marshalls	—
185	Sun Ray Shopping Center	St. Paul	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1958	290,813	86.9%	2,784	14.90	Cub Foods (United Natural Foods Inc.)	BioLife Plasma Services, Burlington Stores, Citi Trends, Dollar Tree, Five Below, Planet Fitness, Ross Dress for Less	—
186	White Bear Hills Shopping Center	White Bear Lake	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1996	73,065	100.0%	1,146	15.68	Festival Foods (Knowlan's Super Markets)	Dollar Tree	—
187	Ellisville Square	Ellisville	MO	St. Louis, MO-IL	1989	137,408	69.6%	1,368	14.81	ALDI	Chuck E. Cheese, Michaels, Petco	—
188	Watts Mill Plaza	Kansas City	MO	Kansas City, MO-KS	1997	161,717	97.7%	1,554	9.84	Price Chopper (Associated Wholesale)	Fowling Warehouse	—
189	Liberty Corners	Liberty	MO	Kansas City, MO-KS	1987	124,808	96.6%	1,281	10.62	Price Chopper (Associated Wholesale)	—	—
190	Maplewood Square	Maplewood	MO	St. Louis, MO-IL	1998	71,590	95.4%	482	7.06	Schnucks	—	—
191	Devonshire Place	Cary	NC	Raleigh-Cary, NC	1996	106,680	100.0%	1,706	16.34	—	Burlington Stores, Dollar Tree, Harbor Freight Tools, REI	—
192	McMullen Creek Market	Charlotte	NC	Charlotte-Concord-Gastonia, NC-SC	1988	285,424	96.0%	4,834	17.65	Walmart Neighborhood Market	Burlington Stores, Dollar Tree, pOpshelf, Staples	—
193	The Commons at Chancellor Park	Charlotte	NC	Charlotte-Concord-Gastonia, NC-SC	1994	348,604	98.4%	2,490	10.49	Patel Brothers	Big Air Trampoline, Bob's Discount Furniture, Dollar Tree, Gabe's, The Home Depot, Tokyo Grill and Supreme Buffet, Value City Furniture	—
194	Garner Towne Square	Garner	NC	Raleigh-Cary, NC	1997	184,267	100.0%	2,970	16.12	LIDL	Boot Barn, Burlington Stores, Harbor Freight Tools, PetSmart	Target, The Home Depot
195	Franklin Square	Gastonia	NC	Charlotte-Concord-Gastonia, NC-SC	1989	317,824	96.0%	4,490	15.11	Walmart Supercenter*	bealls, Best Buy, Boot Barn, Dollar Tree, Five Below, Michaels, Pep Boys, pOpshelf, Ross Dress for Less	—
196	Wendover Place	Greensboro	NC	Greensboro-High Point, NC	2000	407,244	97.4%	6,212	15.66	—	Burlington Stores, DICK'S Sporting Goods, Kohl's, Michaels, Old Navy, PetSmart, Ross Dress for Less, Shoe Carnival, Ulta, Wayfair Outlet	Target
197	University Commons	Greenville	NC	Greenville, NC	1996	233,153	100.0%	3,722	15.96	Harris Teeter (Kroger)	Barnes & Noble, Five Below, HomeGoods, Petco, Shoe Carnival, T.J.Maxx	Target
198	North Ridge Shopping Center	Raleigh	NC	Raleigh-Cary, NC	1980	171,372	98.5%	3,234	19.17	Harris Teeter (Kroger)	Ace Hardware, O2 Fitness	—
199	Innes Street Market	Salisbury	NC	Charlotte-Concord-Gastonia, NC-SC	2002	349,425	98.1%	4,375	12.77	Food Lion (Ahold Delhaize)	Lowe's, Marshalls, Old Navy, PetSmart, Staples, Tinseltown	—
200	New Centre Market	Wilmington	NC	Wilmington, NC	1998	144,614	100.0%	2,324	16.61	—	Burlington Stores, Dollar Tree, PetSmart, Shoe Carnival, Sportsman's Warehouse	Target
201	University Commons	Wilmington	NC	Wilmington, NC	2007	235,345	100.0%	4,129	17.54	Lowes Foods (Alex Lee)	Dollar Tree, HomeGoods, Skechers, T.J.Maxx	—
202	Parkway Plaza	Winston-Salem	NC	Winston-Salem, NC	2005	279,630	74.7%	2,847	14.52	Compare Foods	ArchWell Health, Citi Trends, Office Depot, O'Reilly Auto Parts	—
203	Stratford Commons	Winston-Salem	NC	Winston-Salem, NC	1995	72,308	83.8%	929	15.34	CHEF'STORE (US Foods)	Boot Barn	—
204	Bedford Grove	Bedford	NH	Manchester-Nashua, NH	1989	103,076	97.3%	2,281	24.04	—	Boston Interiors, Planet Fitness	—

Supplemental Disclosure - Three Months Ended June 30, 2025	Page 41

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

205	Capitol Shopping Center	Concord	NH	Concord, NH	2001	196,542	79.1%	3,027	20.83	Market Basket (DeMoulas Supermarkets)	Boot Barn, Burlington Stores, Five Below, Marshalls	—
206	Willow Springs Plaza	Nashua	NH	Manchester-Nashua, NH	1990	131,248	100.0%	2,767	22.98	Patel Brothers	Jordan's Warehouse, Mavis Discount Tires, New Hampshire Liquor and Wine Outlet, Petco	The Home Depot
207	Seacoast Shopping Center	Seabrook	NH	Boston-Cambridge-Newton, MA-NH	1991	89,634	48.7%	404	9.26	—	Tractor Supply Co.	Ashley Furniture, Cardi's Furniture, Ocean State Job Lot
208	Tri-City Plaza	Somersworth	NH	Boston-Cambridge-Newton, MA-NH	1990	151,754	94.6%	1,556	10.84	Market Basket (DeMoulas Supermarkets)	Staples, T.J.Maxx	—
209	Laurel Square	Brick	NJ	New York-Newark-Jersey City, NY-NJ	2023	246,254	100.0%	2,891	11.74	Livoti’s Old World Market	Ashley Homestore, At Home, Dollar Tree, Planet Fitness, Senior Helpers Town Square	—
210	The Shoppes at Cinnaminson	Cinnaminson	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2010	301,211	100.0%	5,192	25.22	ShopRite (Eickhoff Supermarkets)	Burlington Stores, Planet Fitness, Ross Dress for Less	—
211	Acme Clark	Clark	NJ	New York-Newark-Jersey City, NY-NJ	2007	52,812	100.0%	1,465	27.74	Acme (Albertsons)	—	—
212	Collegetown Shopping Center	Glassboro	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2021	231,464	100.0%	3,519	15.38	LIDL	Esporta Fitness, Five Below, Pep Boys, Ross Dress for Less, Ulta	—
213	Hamilton Plaza	Hamilton	NJ	Trenton-Princeton, NJ	1972	149,993	100.0%	2,247	14.98	Grocery Outlet	2nd Ave, Crab Du Jour, DaVita Dialysis, Planet Fitness, Rothman Orthopaedic Institute	—
214	Bennetts Mills Plaza	Jackson	NJ	New York-Newark-Jersey City, NY-NJ	2002	127,230	100.0%	2,036	16.00	Gourmet Glatt	—	—
215	Marlton Crossing	Marlton	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2019	337,878	96.8%	7,902	24.16	Sprouts Farmers Market	Arthur Murray Dance Studio, Burlington Stores, Chickie's & Pete's, DSW, HomeGoods, Michaels, T.J.Maxx	—
216	Middletown Plaza	Middletown	NJ	New York-Newark-Jersey City, NY-NJ	2024	201,550	98.8%	4,377	21.99	Trader Joe's	At Home, Petco, Retro Fitness	—
217	Springfield Place	Morris	NJ	New York-Newark-Jersey City, NY-NJ	1965	4,000	100.0%	267	66.75	ShopRite*	—	—
218	Larchmont Centre	Mount Laurel	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1985	103,787	100.0%	1,568	32.21	ShopRite	—	—
219	Old Bridge Gateway	Old Bridge	NJ	New York-Newark-Jersey City, NY-NJ	2022	254,548	93.3%	4,850	20.42	Bhavani Food Market, TBA	Dollar Tree, Marshalls, Pep Boys, Petco, Ross Dress for Less, Texas Roadhouse	—
220	Morris Hills Shopping Center	Parsippany	NJ	New York-Newark-Jersey City, NY-NJ	1994	159,561	65.5%	1,228	11.74	—	—	—
221	Rio Grande Plaza	Rio Grande	NJ	Atlantic City-Hammonton, NJ	1997	136,351	98.8%	1,877	13.94	ShopRite*	Burlington Stores, Dollar Tree, PetSmart, Planet Fitness, Skechers	—
222	Ocean Heights Plaza	Somers Point	NJ	Atlantic City-Hammonton, NJ	2006	179,183	97.3%	3,597	20.62	ShopRite (Village Supermarket)	Staples	—
223	Tinton Falls Plaza	Tinton Falls	NJ	New York-Newark-Jersey City, NY-NJ	2006	87,760	98.8%	1,612	18.59	Uncle Giuseppe's*	Crunch Fitness, Dollar Tree	—
224	Cross Keys Commons	Turnersville	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	216,205	100.0%	3,959	18.31	Walmart Supercenter*	Marshalls, Ross Dress for Less, Staples, Ulta	—
225	Parkway Plaza	Carle Place	NY	New York-Newark-Jersey City, NY-NJ	1993	89,834	100.0%	3,170	35.29	ALDI	T.J.Maxx	—
226	Suffolk Plaza	East Setauket	NY	New York-Newark-Jersey City, NY-NJ	1998	84,316	94.1%	1,954	25.25	Amazon Fresh, BJ's Wholesale Club*	Five Below	Kohl's, Walmart
227	Three Village Shopping Center	East Setauket	NY	New York-Newark-Jersey City, NY-NJ	1991	77,458	37.8%	1,310	44.77	Stop & Shop*	—	Walgreens
228	West Center	East Setauket	NY	New York-Newark-Jersey City, NY-NJ	1965	42,594	98.9%	1,266	30.05	Wild by Nature Market (King Kullen)	—	—
229	Stewart Plaza	Garden City	NY	New York-Newark-Jersey City, NY-NJ	2022	217,893	100.0%	4,469	20.51	—	Burlington Stores, Crazy Hot Deals, Dollar Tree, Floor & Décor, Phenix Salon Suites	—
230	Dalewood I, II & III Shopping Center (3)	Hartsdale	NY	New York-Newark-Jersey City, NY-NJ	2025	196,831	96.8%	8,496	45.56	H-Mart, Sprouts Farmers Market	Barnes & Noble, Best Buy, Boot Barn, GEN Korean BBQ House, T.J.Maxx, Ulta	—
231	Unity Plaza	Hopewell Junction	NY	Kiryas Joel-Poughkeepsie-Newburgh, NY	2005	67,462	100.0%	1,435	21.27	Acme (Albertsons)	—	—
232	Cayuga Shopping Center	Ithaca	NY	Ithaca, NY	1969	204,405	69.1%	1,820	12.88	ALDI	Planet Fitness, Ross Dress for Less, True Value, VA Community Based Outpatient	—
233	Kings Park Plaza	Kings Park	NY	New York-Newark-Jersey City, NY-NJ	1985	72,208	100.0%	1,792	24.82	Key Food Marketplace	T.J.Maxx	—
234	Village Square Shopping Center	Larchmont	NY	New York-Newark-Jersey City, NY-NJ	1981	17,000	100.0%	683	40.18	Trader Joe's	—	—
235	Falcaro's Plaza	Lawrence	NY	New York-Newark-Jersey City, NY-NJ	1972	61,904	100.0%	1,654	26.72	KolSave Market*	Dollar Tree, Planet Fitness	—
236	Mamaroneck Centre	Mamaroneck	NY	New York-Newark-Jersey City, NY-NJ	2020	36,470	100.0%	1,541	42.25	North Shore Farms	CVS	—
237	Sunshine Square	Medford	NY	New York-Newark-Jersey City, NY-NJ	2007	222,775	89.2%	3,433	18.09	Super Stop & Shop (Ahold Delhaize)	Planet Fitness, Savers	—
238	Wallkill Plaza	Middletown	NY	Kiryas Joel-Poughkeepsie-Newburgh, NY	1986	211,736	98.9%	2,261	12.42	—	Citi Trends, David's Bridal, Hobby Lobby	—
239	Monroe Plaza	Monroe	NY	Kiryas Joel-Poughkeepsie-Newburgh, NY	1985	122,007	90.7%	2,013	18.18	ShopRite (Wakefern)	Crazy Hot Deals, U.S. Post Office	—

Supplemental Disclosure - Three Months Ended June 30, 2025	Page 42

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

240	Rockland Plaza	Nanuet	NY	New York-Newark-Jersey City, NY-NJ	2006	252,870	99.5%	6,111	26.11	A Matter of Health	Barnes & Noble, Crazy Hot Deals, Decor Home Furniture, Jembro, Marshalls, Ulta	—
241	North Ridge Shopping Center	New Rochelle	NY	New York-Newark-Jersey City, NY-NJ	1971	39,743	95.0%	1,529	40.49	—	—	—
242	Nesconset Shopping Center	Port Jefferson Station	NY	New York-Newark-Jersey City, NY-NJ	1961	129,996	89.9%	3,406	29.14	—	Dollar Tree, HomeGoods	—
243	Roanoke Plaza	Riverhead	NY	New York-Newark-Jersey City, NY-NJ	2002	99,131	93.6%	2,263	24.38	Fine Fare	Boot Barn, CVS, Ross Dress for Less	—
244	The Shops at Riverhead	Riverhead	NY	New York-Newark-Jersey City, NY-NJ	2018	120,088	100.0%	3,181	26.49	Costco*	HomeSense, Marshalls/HomeGoods, PetSmart, Ulta	—
245	Rockville Centre	Rockville Centre	NY	New York-Newark-Jersey City, NY-NJ	1975	44,131	100.0%	1,340	30.36	—	HomeGoods	—
246	College Plaza (3)	Selden	NY	New York-Newark-Jersey City, NY-NJ	2025	188,738	100.0%	4,565	26.44	ShopRite (Wakefern)	Burlington Stores, Five Below, Wren Kitchens	Firestone
247	Campus Plaza	Vestal	NY	Binghamton, NY	2003	160,744	99.5%	2,200	13.75	—	Dollar Tree, Staples	—
248	Parkway Plaza	Vestal	NY	Binghamton, NY	1995	207,123	85.5%	2,109	11.91	—	Boot Barn, Kohl's, PetSmart, Ross Dress for Less	Target
249	Shoppes at Vestal	Vestal	NY	Binghamton, NY	2000	92,328	100.0%	1,709	18.51	—	HomeGoods, Michaels, Old Navy	—
250	Town Square (2)	Vestal	NY	Binghamton, NY	1991	291,346	95.3%	5,114	18.42	Sam's Club*, Walmart Supercenter*	AMC, Barnes & Noble, Burlington Stores, DICK’S Sporting Goods Warehouse Sale, Dollar Tree, DSW, Shoe Carnival, T.J.Maxx, Ulta	—
251	Highridge Plaza	Yonkers	NY	New York-Newark-Jersey City, NY-NJ	1977	88,501	96.3%	3,024	35.49	H-Mart	—	—
252	Brunswick Town Center	Brunswick	OH	Cleveland, OH	2004	151,048	99.2%	2,629	18.16	Giant Eagle	—	The Home Depot
253	Brentwood Plaza	Cincinnati	OH	Cincinnati, OH-KY-IN	2004	227,738	98.8%	2,961	19.54	Kroger	Ace Hardware, Petco, Planet Fitness, Rainbow Shops	—
254	Delhi Shopping Center	Cincinnati	OH	Cincinnati, OH-KY-IN	1973	167,328	98.8%	1,662	10.14	Kroger	Pet Supplies Plus, Salvation Army	—
255	Harpers Station	Cincinnati	OH	Cincinnati, OH-KY-IN	1994	24,230	100.0%	977	40.32	Fresh Thyme Farmers Market (Meijer)*	—	HomeGoods, Painted Tree Marketplace, T.J.Maxx
256	Western Hills Plaza	Cincinnati	OH	Cincinnati, OH-KY-IN	2021	242,735	95.3%	5,034	22.60	—	Dollar Tree, Michaels, Old Navy, PetSmart, Ross Dress For Less, T.J.Maxx, Ulta	Target
257	Western Village	Cincinnati	OH	Cincinnati, OH-KY-IN	2005	115,791	100.0%	1,419	40.37	Kroger	—	—
258	Crown Point	Columbus	OH	Columbus, OH	1980	145,280	97.4%	1,601	11.34	Kroger	Dollar Tree, Planet Fitness	—
259	Greentree Shopping Center	Columbus	OH	Columbus, OH	2005	131,720	91.8%	1,503	13.32	Kroger	—	—
260	South Towne Centre	Dayton	OH	Dayton-Kettering-Beavercreek, OH	1972	333,998	70.5%	3,422	15.00	Health Foods Unlimited	Burlington Stores, PetSmart, Value City Furniture	—
261	Southland Shopping Center	Middleburg Heights	OH	Cleveland, OH	1951	421,977	81.2%	5,008	14.62	Giant Eagle, Marc's, BJ's Wholesale Club*	Crunch Fitness, Dollar Tree, Five Below, Marshalls, OfficeMax, Petco	—
262	The Shoppes at North Olmsted	North Olmsted	OH	Cleveland, OH	2002	70,003	100.0%	1,233	17.61	—	Ollie's Bargain Outlet, Sears Outlet	—
263	Surrey Square	Norwood	OH	Cincinnati, OH-KY-IN	2010	175,140	100.0%	2,649	29.16	Kroger	Advance Auto Parts, Rainbow Shops	—
264	Miracle Mile Shopping Plaza	Toledo	OH	Toledo, OH	1955	298,765	80.5%	1,636	12.45	Kroger	Crunch Fitness, Dollar General, Harbor Freight Tools	—
265	Village West	Allentown	PA	Allentown-Bethlehem-Easton, PA-NJ	1999	140,474	98.7%	2,963	21.37	Giant Food (Ahold Delhaize)	CVS	—
266	Park Hills Plaza	Altoona	PA	Altoona, PA	1985	9,894	100.0%	391	39.52	Weis Markets*	—	Burlington Stores, Dunham's Sports, Harbor Freight Tools, Shoe Carnival, Urban Air Adventure Park
267	Lehigh Shopping Center	Bethlehem	PA	Allentown-Bethlehem-Easton, PA-NJ	1955	373,766	100.0%	4,654	14.91	Giant Food (Ahold Delhaize)	Citi Trends, Decor Home Furniture, Marshalls/HomeGoods, PetSmart, Powerhouse Gym, Savers, Staples	—
268	Bristol Park	Bristol	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1993	266,953	98.4%	3,179	12.42	—	Ollie's Bargain Outlet, Planet Fitness	—
269	New Britain Village Square	Chalfont	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	143,716	97.8%	2,893	21.25	Giant Food (Ahold Delhaize)	Wine & Spirits Shoppe	—
270	Collegeville Shopping Center	Collegeville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2020	101,630	93.3%	2,143	23.32	Kimberton Whole Foods	Planet Fitness	—
271	Plymouth Square Shopping Center	Conshohocken	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2024	234,709	92.2%	5,174	23.92	Weis Markets	Planet Fitness, REI, Wren Kitchens	—
272	Whitemarsh Shopping Center	Conshohocken	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2002	76,391	100.0%	2,254	29.51	Giant Food (Ahold Delhaize)	—	—
273	Valley Fair	Devon	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2001	45,086	95.3%	537	12.50	Hung Vuong Food Market*	—	—
274	Dickson City Crossings	Dickson City	PA	Scranton--Wilkes-Barre, PA	2023	311,991	96.0%	3,777	20.31	—	Barnes & Noble, Burlington Stores, Dollar Tree, Gabe's, PetSmart, Sierra Trading Post, T.J.Maxx, The Home Depot	—

Supplemental Disclosure - Three Months Ended June 30, 2025	Page 43

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

275	Barn Plaza (3)	Doylestown	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2025	239,833	86.6%	5,052	24.33	Whole Foods Market (Amazon)	Barnes & Noble, Kohl's	—
276	Pilgrim Gardens	Drexel Hill	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1955	75,223	94.3%	1,509	21.28	—	Ross Dress for Less	—
277	North Penn Market Place	Lansdale	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1977	58,358	100.0%	1,165	21.28	Weis Markets*	DaVita Dialysis	—
278	Village at Newtown	Newtown	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2021	226,829	100.0%	8,725	39.92	McCaffrey's	Ulta	—
279	Ivyridge	Philadelphia	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1963	106,348	98.5%	3,076	29.37	—	Target	—
280	Roosevelt Mall	Philadelphia	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2024	590,548	96.9%	10,619	41.48	Sprouts Farmers Market	JD Sports, LA Fitness, Macy's, Oak Street Health, Ross Dress for Less	—
281	Shoppes at Valley Forge	Phoenixville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2003	176,676	96.7%	1,600	9.37	Redner's Warehouse Market	Decor Home Furniture, Ross Dress for Less	—
282	County Line Plaza	Souderton	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1971	154,608	98.7%	1,820	11.93	ALDI	Dollar Tree, Five Below, Planet Fitness	—
283	69th Street Plaza	Upper Darby	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1994	41,711	100.0%	508	12.18	Fresh Grocer*	—	—
284	Warminster Towne Center	Warminster	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1997	237,152	95.2%	3,849	18.58	ShopRite (Wakefern)	Famous Footwear, Harbor Freight Tools, Old Navy, Pep Boys, PetSmart, Ross Dress for Less, Sportsman's Warehouse	Kohl's
285	Shops at Prospect	West Hempfield	PA	Lancaster, PA	1994	63,392	91.6%	816	14.05	Giant Food (Ahold Delhaize)	—	—
286	Whitehall Square	Whitehall	PA	Allentown-Bethlehem-Easton, PA-NJ	2006	309,908	98.9%	3,838	12.76	Redner's Warehouse Market	Dollar Tree, Gabe's, PetSmart, Pickleball Kingdom, Ross Dress for Less, Staples	—
287	Wilkes-Barre Township Marketplace	Wilkes-Barre	PA	Scranton--Wilkes-Barre, PA	2004	306,440	94.8%	2,530	42.44	Walmart Supercenter	Chuck E. Cheese, Cracker Barrel, Pet Supplies Plus	—
288	Belfair Towne Village	Bluffton	SC	Hilton Head Island-Bluffton-Port Royal, SC	2006	166,639	98.3%	3,057	18.67	Kroger	—	—
289	Milestone Plaza	Greenville	SC	Greenville-Anderson-Greer, SC	1995	89,721	98.5%	1,731	20.79	Lowes Foods (Alex Lee)	—	—
290	Circle Center	Hilton Head Island	SC	Hilton Head Island-Bluffton-Port Royal, SC	2000	65,313	27.8%	480	26.43	—	—	—
291	The Fresh Market Shoppes	Hilton Head Island	SC	Hilton Head Island-Bluffton-Port Royal, SC	1983	86,398	98.1%	1,625	19.16	The Fresh Market	—	—
292	Island Plaza	James Island	SC	Charleston-North Charleston, SC	1994	174,094	100.0%	1,972	11.48	Food Lion (Ahold Delhaize)	Dollar Tree, Gold's Gym, Harbor Freight Tools	—
293	Pawleys Island Plaza	Pawleys Island	SC	Murrells Inlet, SC	2015	120,453	97.7%	1,824	15.50	Publix	Petco, T.J.Maxx, Ulta	—
294	Fairview Corners I & II	Simpsonville	SC	Greenville-Anderson-Greer, SC	2003	131,002	100.0%	2,715	20.72	—	Petco, Ross Dress for Less, T.J.Maxx	Target
295	Hillcrest Market Place (3)	Spartanburg	SC	Spartanburg, SC	2025	376,624	95.4%	5,293	15.08	Publix	Five Below, Hobby Lobby, Marshalls, NCG Cinemas, Petco, Ross Dress for Less	—
296	Watson Glen Shopping Center	Franklin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1988	265,571	97.6%	3,976	15.54	ALDI	At Home, HomeGoods	—
297	Williamson Square	Franklin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1988	304,784	96.4%	4,453	15.16	—	Dollar Tree, Family Leisure, Goldfish Swim School, Hobby Lobby, Painted Tree Marketplace, Planet Fitness	—
298	Greeneville Commons	Greeneville	TN	Greeneville, TN	2002	224,139	98.5%	2,320	10.63	—	bealls, Belk, Hobby Lobby, Marshalls, Ross Dress for Less	Tractor Supply Co.
299	Kingston Overlook	Knoxville	TN	Knoxville, TN	1996	119,360	100.0%	1,455	12.19	Sprouts Farmers Market	Painted Tree Marketplace, Urban Air Adventure Park	—
300	The Market at Wolfcreek (2)	Memphis	TN	Memphis, TN-MS-AR	2014	649,252	95.5%	9,880	16.79	—	Academy Sports + Outdoors, Best Buy, Burlington Stores, Citi Trends, Crazy Hot Deals, Dave & Busters, David's Bridal, Dollar Tree, DSW, Good Deal Charlie's Furniture, Michaels, Office Depot, Old Navy, Painted Tree Marketplace, PetSmart, T.J.Maxx	Havertys, La-Z-Boy, Ollie's, Target, The Home Depot
301	Georgetown Square	Murfreesboro	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	2003	114,117	90.0%	1,479	14.40	Kroger	—	—
302	Nashboro Village	Nashville	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1998	86,811	95.2%	1,080	13.07	Kroger	—	Walgreens
303	Parmer Crossing	Austin	TX	Austin-Round Rock-San Marcos, TX	1989	170,605	89.5%	1,999	13.09	Desi Brothers	Crazy Hot Deals, Dollar Tree, Harbor Freight Tools, Planet Fitness	—
304	Baytown Shopping Center	Baytown	TX	Houston-Pasadena-The Woodlands, TX	1987	95,941	97.0%	1,699	18.26	—	Goodwill, Sky Zone	—
305	El Camino	Bellaire	TX	Houston-Pasadena-The Woodlands, TX	2008	71,651	83.2%	687	11.52	El Ahorro Supermarket	Dollar Tree	—
306	Townshire	Bryan	TX	College Station-Bryan, TX	2002	136,887	80.9%	882	7.96	—	AlphaGraphics	—
307	Central Station	College Station	TX	College Station-Bryan, TX	1976	178,141	97.5%	3,486	20.55	—	Dollar Tree, HomeGoods, Spec's Liquors	Kohl's
308	Rock Prairie Crossing	College Station	TX	College Station-Bryan, TX	2002	118,700	97.7%	1,502	30.11	Kroger	CVS	—
309	Carmel Village	Corpus Christi	TX	Corpus Christi, TX	2019	84,667	93.3%	1,374	17.39	—	Crunch Fitness, Five Below	—
310	Arboretum Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	2014	95,354	95.2%	2,520	27.75	Tom Thumb (Albertsons)	Ace Hardware, PetSmart	—

Supplemental Disclosure - Three Months Ended June 30, 2025	Page 44

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

311	Claremont Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1976	66,980	100.0%	1,407	21.23	—	EōS Fitness	—
312	Kessler Plaza	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1975	68,962	96.7%	1,146	17.19	—	Wellmed Medical	—
313	Stevens Park Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1974	45,492	100.0%	485	10.66	—	Authentic Warehouse	—
314	Webb Royal Plaza	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1961	108,545	90.7%	1,333	14.20	El Rio Grande Latin Market	Family Dollar	—
315	Wynnewood Village (3)	Dallas	TX	Dallas-Fort Worth-Arlington, TX	2025	574,498	92.8%	8,525	20.76	El Rancho (Heritage Grocers), Kroger	Burlington Stores, Citi Trends, Dollar Tree, Five Below, Kids Empire, LA Fitness, Ross Dress for Less, Target	—
316	Parktown	Deer Park	TX	Houston-Pasadena-The Woodlands, TX	1999	118,221	98.0%	1,246	10.76	Food Town	bealls, Walgreens	—
317	Ridglea Plaza	Fort Worth	TX	Dallas-Fort Worth-Arlington, TX	1990	170,519	99.9%	2,935	17.22	Tom Thumb (Albertsons)	Dollar Tree, EōS Fitness, Goody Goody Wine & Spirits	—
318	Trinity Commons	Fort Worth	TX	Dallas-Fort Worth-Arlington, TX	1998	197,526	100.0%	4,649	23.54	Tom Thumb (Albertsons)	DSW, Ulta	—
319	Preston Ridge	Frisco	TX	Dallas-Fort Worth-Arlington, TX	2018	792,351	99.0%	18,675	23.80	SuperTarget*	Best Buy, Boot Barn, Cloudbound, DSW, Half Price Books, Macy's Backstage, Marshalls, Nordstrom Rack, Old Navy, Overstock Furniture, PetSmart, pOpshelf, Ross Dress for Less, Sky Zone, Staples, T.J.Maxx, Ulta	—
320	Village Plaza	Garland	TX	Dallas-Fort Worth-Arlington, TX	2002	89,444	100.0%	1,657	18.62	Truong Nguyen Market	—	—
321	Highland Village Town Center	Highland Village	TX	Dallas-Fort Worth-Arlington, TX	1996	101,874	100.0%	1,332	13.40	—	Painted Tree Marketplace, Planet Fitness	—
322	Bay Forest	Houston	TX	Houston-Pasadena-The Woodlands, TX	2004	71,667	96.5%	782	11.31	Kroger	—	—
323	Beltway South	Houston	TX	Houston-Pasadena-The Woodlands, TX	1998	114,099	91.5%	1,003	36.61	Kroger	—	—
324	Braes Heights	Houston	TX	Houston-Pasadena-The Woodlands, TX	2022	92,703	99.4%	3,061	33.21	—	CVS, My Salon Suites	—
325	Braesgate	Houston	TX	Houston-Pasadena-The Woodlands, TX	1997	91,982	100.0%	789	8.58	Food Town	—	—
326	Broadway	Houston	TX	Houston-Pasadena-The Woodlands, TX	2006	74,988	100.0%	1,045	14.48	El Ahorro Supermarket	Blink Fitness (Equinox), Melrose Fashions	—
327	Clear Lake Camino South	Houston	TX	Houston-Pasadena-The Woodlands, TX	1964	105,501	69.0%	1,114	16.74	ALDI	Mr. Gatti's Pizza, Spec's Liquors	—
328	Hearthstone Corners	Houston	TX	Houston-Pasadena-The Woodlands, TX	2019	208,147	98.6%	3,090	15.05	El Rancho (Heritage Grocers)	Amped Fitness, Sky Zone, XL Parts	—
329	Jester Village	Houston	TX	Houston-Pasadena-The Woodlands, TX	2022	62,731	99.0%	1,525	24.55	—	24 Hour Fitness	—
330	Jones Plaza (3)	Houston	TX	Houston-Pasadena-The Woodlands, TX	2025	111,206	88.5%	1,195	12.14	La Michoacana Supermarket	Aaron's, Fitness Connection	—
331	Jones Square	Houston	TX	Houston-Pasadena-The Woodlands, TX	1999	169,786	100.0%	2,082	12.26	—	Hobby Lobby, King Dollar, Octapharma, Walgreens	—
332	Maplewood	Houston	TX	Houston-Pasadena-The Woodlands, TX	2004	99,177	85.1%	900	10.66	Foodarama	bealls, Kids Empire	—
333	Merchants Park	Houston	TX	Houston-Pasadena-The Woodlands, TX	2009	246,656	85.0%	3,794	18.10	Kroger	JD Sports, Petco, Planet Fitness, Ross Dress for Less	—
334	Northgate	Houston	TX	Houston-Pasadena-The Woodlands, TX	1972	38,724	100.0%	681	17.59	El Rancho*	WSS	—
335	Northshore (2)	Houston	TX	Houston-Pasadena-The Woodlands, TX	2001	231,640	94.8%	3,293	15.23	El Rancho (Heritage Grocers)	Dollar Tree, Melrose Fashions, Nova Healthcare, Overstock Furniture, Planet Fitness	—
336	Northtown Plaza	Houston	TX	Houston-Pasadena-The Woodlands, TX	1960	185,105	100.0%	2,741	15.14	El Rancho (Heritage Grocers)	Crazy Boss Big Discount Store, dd's Discounts (Ross), Dollar Tree	—
337	Orange Grove	Houston	TX	Houston-Pasadena-The Woodlands, TX	2005	184,664	99.1%	2,436	13.88	—	24 Hour Fitness, Burlington Stores, Floor & Décor, WSS	—
338	Royal Oaks Village	Houston	TX	Houston-Pasadena-The Woodlands, TX	2001	146,279	100.0%	3,817	26.09	H-E-B	—	—
339	Tanglewilde Center	Houston	TX	Houston-Pasadena-The Woodlands, TX	1998	82,623	83.4%	1,170	16.98	ALDI	Dollar Tree, WeGotSoccer	—
340	West U Marketplace	Houston	TX	Houston-Pasadena-The Woodlands, TX	2000	60,136	100.0%	1,641	27.29	Whole Foods Market (Amazon)	—	—
341	Westheimer Commons	Houston	TX	Houston-Pasadena-The Woodlands, TX	1984	245,714	96.5%	2,860	12.06	Fiesta Mart (Chedraui USA)	King Dollar, Marshalls, Rainbow Shops, Retro Fitness, Sanitas Medical Center, Walgreens	—
342	Crossroads Centre - Pasadena	Pasadena	TX	Houston-Pasadena-The Woodlands, TX	1997	146,567	96.1%	2,225	16.85	Kroger	LA Fitness	—
343	Spencer Square	Pasadena	TX	Houston-Pasadena-The Woodlands, TX	1998	181,888	97.8%	2,170	12.19	Kroger	bealls, Octapharma, Petco, Retro Fitness	—
344	Pearland Plaza	Pearland	TX	Houston-Pasadena-The Woodlands, TX	1995	156,491	83.9%	1,316	10.02	Kroger	Goodwill, Harbor Freight Tools, Walgreens	—
345	Market Plaza	Plano	TX	Dallas-Fort Worth-Arlington, TX	2002	147,500	90.5%	2,999	23.44	Central Market (H-E-B)	—	—
346	Preston Park Village (3)	Plano	TX	Dallas-Fort Worth-Arlington, TX	2025	256,407	88.5%	6,842	30.15	—	Gap Factory Store, HomeGoods, Petco, Slick City	—
347	Keegan's Meadow	Stafford	TX	Houston-Pasadena-The Woodlands, TX	1999	125,100	88.7%	1,588	14.78	El Rancho	Retro Fitness	—
348	Lake Pointe Village	Sugar Land	TX	Houston-Pasadena-The Woodlands, TX	2010	162,263	94.7%	4,800	31.23	Whole Foods Market (Amazon)	—	—

Supplemental Disclosure - Three Months Ended June 30, 2025	Page 45

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

349	Texas City Bay	Texas City	TX	Houston-Pasadena-The Woodlands, TX	2005	224,884	93.5%	2,551	12.32	Kroger	Burlington Stores, Five Below, Harbor Freight Tools, Planet Fitness	—
350	Windvale Center	The Woodlands	TX	Houston-Pasadena-The Woodlands, TX	2002	100,688	84.7%	1,855	21.76	—	Tesla	—
351	Culpeper Town Square	Culpeper	VA	Washington-Arlington-Alexandria, DC-VA-MD-WV	1999	132,907	81.0%	1,064	9.88	—	Goodwill, Ollie's Bargain Outlet, Tractor Supply Co.	—
352	Hanover Square	Mechanicsville	VA	Richmond, VA	1991	152,279	99.3%	3,149	20.84	—	Gold's Gym, Hobby Lobby	Kohl's
353	Cave Spring Corners	Roanoke	VA	Roanoke, VA	2005	144,942	100.0%	1,368	15.89	Kroger	Hamrick's	—
354	Hunting Hills	Roanoke	VA	Roanoke, VA	1989	166,207	100.0%	1,589	9.56	—	Dollar Tree, Kohl's, PetSmart	—
355	Hilltop Plaza	Virginia Beach	VA	Virginia Beach-Chesapeake-Norfolk, VA-NC	2010	150,014	99.8%	3,142	21.20	Trader Joe's	Good Deal Charlie's Furniture, Five Below, PetSmart, Ulta	—
356	Rutland Plaza	Rutland	VT	Rutland, VT	1997	223,314	94.8%	2,139	10.10	Market 32 (Northeast Grocery)	Planet Fitness, T.J.Maxx, Walmart	—
357	Mequon Pavilions	Mequon	WI	Milwaukee-Waukesha, WI	1967	218,392	91.3%	3,597	18.03	Sendik's Food Market	Marshalls, Sierra Trading Post, The Tile Shop	—
358	Moorland Square Shopping Ctr	New Berlin	WI	Milwaukee-Waukesha, WI	1990	98,303	100.0%	1,105	11.24	Pick 'n Save (Kroger)	—	—
359	Paradise Pavilion	West Bend	WI	Milwaukee-Waukesha, WI	2000	204,074	94.0%	1,707	8.92	—	Hobby Lobby, Kohl's	Five Below, HomeGoods, Sierra Trading Post
360	Grand Central Plaza	Parkersburg	WV	Parkersburg-Vienna, WV	1986	75,344	100.0%	884	11.73	—	Best Buy, Sportsman's Warehouse	—

	TOTAL PORTFOLIO					63,621,719	94.2%	$1,017,857	$18.07

(1) * Indicates grocer is not owned.
(2) Property is listed as two individual properties on Company website for marketing purposes.
(3) Indicates property is currently in redevelopment.
(4) Major Tenants exclude tenants that have ceased to operate prior to their lease expiration date.

Supplemental Disclosure - Three Months Ended June 30, 2025	Page 46